UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-02333

New Perspective Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

New Perspective Fund®

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Special feature

Seeking clarity in a complex global environment

▶ See page 6

Annual report for the year ended September 30, 2011

New Perspective Fund seeks to provide long-term growth of capital. Future income is a secondary objective.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 25 and 26 for details.

See page 4 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 30.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

In a fiscal year notable for its contrasting halves, New Perspective Fund posted solid gains during the initial six months but surrendered those gains during the very difficult economic and market conditions that marked the period’s latter half.

For the 12 months ended September 30, 2011, New Perspective lost 5.3% for investors who reinvested the 29 cents-a-share dividend paid in December 2010. The fund’s return trailed the 3.8% drop posted by the unmanaged MSCI World Index, but finished ahead of its global fund peers, as measured by the Lipper Global Funds Average, which lost 6.7%.

The fund’s results also topped those of the unmanaged MSCI All Country World Index (ACWI), which measures a broad range of developed and developing markets. As we believe this index more accurately reflects the universe of companies we are looking to invest in, we will be using it as the fund's primary benchmark going forward.

In the midst of the considerable turbulence that has dominated recent months, a look at long-term results provides an important perspective on the historical benefits of global equity investing. As you can see in the table below, New Perspective has bested each of the aforementioned benchmarks for the longer time periods shown. Of particular interest are the five-year returns. During that stretch, the fund posted a gain, while the benchmarks finished in negative territory.

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Results at a glance
For periods ended September 30, 2011, with all distributions reinvested

	Total return	Average annual total returns

	1 year	5 years	10 years	Lifetime
				(since 3/13/73)
New Perspective Fund
(Class A shares)	–5.3%	1.0%	6.6%	12.0%

MSCI indexes*:

AC World Index	–5.5	–1.1	5.0	—	†

World Index	–3.8	–1.7	4.2	8.7

USA Index	1.3	–1.0	2.8	9.3

Lipper Global Funds Average	–6.7	–1.7	4.3	10.8

*The indexes are unmanaged and, therefore, have no expenses.
† The MSCI All Country World Index began operations on December 31, 1987.
[End Sidebar]

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In this report

Special feature

6	Seeking clarity in a complex global environment

Contents

1	Letter to investors

4	The value of a long-term perspective

12	Summary investment portfolio

17	Financial statements

31	Board of directors and other officers
[End Sidebar]

[Begin Sidebar]
Where the fund’s assets are invested (percent invested by country)

	September 30
	2011	2010
The Americas	45.1%	42.7%
United States	38.5	35.9
Canada	4.4	4.5
Mexico	1.7	1.6
Brazil	0.5	0.7

Europe	30.7	34.0
Euro zone*	14.3	17.1
United Kingdom	7.6	6.8
Denmark	4.1	3.8
Switzerland	3.9	5.2
Sweden	0.6	0.5
Norway	0.2	0.4
Russia	—	0.2

Asia/Pacific Basin	12.5	14.8
Japan	5.5	6.9
South Korea	1.8	1.2
Australia	1.6	2.5
Taiwan	1.0	1.1
India	0.8	0.9
Hong Kong	0.7	0.4
Singapore	0.5	1.1
China	0.5	0.7
Indonesia	0.1	—

Other	2.7	2.0

Short-term securities
& other assets less
liabilities	9.0	6.5

Total	100.0%	100.0%

*Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

[End Sidebar]

Economic challenges, volatile markets

The fiscal year began with equity investors buoyed by robust corporate results and evidence of ongoing economic recovery in some of the world’s larger economies. Continued strength throughout much of Asia and Latin America helped drive stocks higher. Markets began retreating in the spring, however, and the decline accelerated in the last few months of the period. The drop-off was fueled by a number of factors including the ongoing debt crisis in Europe, the debt ceiling impasse in the U.S. and worries that global growth — particularly in China — would slow. For the period, stock markets in most countries and regions experienced double-digit losses.

The United States* was one of the few exceptions, posting a 1.3% gain for the year. Not surprisingly, European stocks were down sharply (–11.3%). The United Kingdom fell 5.3% and Switzerland slipped 3.0%.

*Unless otherwise indicated, country and region returns are based on MSCI indexes and measured in U.S. dollars with gross dividends reinvested.

Despite suffering through the tragedy and economic disruption caused by March’s earthquake and tsunami, Japanese stocks narrowly edged into positive territory (0.1%) — a return that reflected a strengthening yen.

Strength at the top

In a difficult period, New Perspective Fund’s largest holdings provided considerable support, with all but one outpacing the broader market’s return. Leading the way were Amazon (37.7%) and Apple Computer (34.3%). British American Tobacco (13.5%) and Oracle (7.0%) posted solid gains while Barrick Gold (0.8%), pharmaceutical manufacturer Novo Nordisk (0.4%) and Newmont Mining (0.1%) finished in the black. Texas Instruments (–1.8%) and Google (–2.2%) fell slightly. Only telecommunications provider América Móvil (–17.2%) registered a steep decline, though this long-term holding has been a significant positive contributor to results in recent years.

Amid the weakening global economic environment, a number of portfolio holdings in more economically sensitive industries such as energy, airlines and alternative energy fell.

Financial companies likewise declined — in many cases sharply — as continuing fallout from the mortgage and European debt crises created considerable uncertainty in the banking sector.

Holdings in healthcare, a sector that normally fares relatively well during downturns, supported results. UCB (22.8%), Roche (17.8%), Baxter International (17.7%) and Bristol-Myers Squib (15.8%) all gained.

A number of investments among retailers likewise boosted results. These included Starbucks (45.8%), Costco (27.3%), McDonald’s (17.9%) and Home Depot (3.8%).

Buying and selling

As always, buying and selling was driven by our conviction in individual companies rather than macroeconomic factors or industry concerns.

We selectively reduced a handful of sizeable software and technology hardware and equipment producers. Different factors were behind the selling. In some cases our conviction in the companies had waned, while in others we redeployed assets toward investments that we believed had better prospects.

We also reduced holdings among energy and materials companies as well as several European telecommunications providers, many of which had experienced impressive run-ups in share price.

Areas to which we added included industrials and media companies.

Looking forward

Despite the difficult global economic environment, we are finding investment opportunities that we believe have the potential to benefit investors in the years to come. Uncertain conditions are nothing new to the fund. It was founded during a period notable for its spate of challenges. In the feature article that begins on page 6, we take a look both back and to the future as we re-examine the case for continuing to make New Perspective Fund an ongoing part of a diversified investment portfolio.

We appreciate the confidence you have placed in us and look forward to reporting to you again in six months’ time.

Cordially,

/s/ Robert W. Lovelace

Robert W. Lovelace
President

/s/ Gina H. Despres

Gina H. Despres
Vice Chairman of the Board

November 4, 2011

For current information about the fund, visit americanfunds.com.

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Largest equity holdings

Percent of net assets

Novo Nordisk	3.7%
Amazon.com	2.0
Apple	1.8
Newmont Mining	1.7
British American Tobacco	1.5
Barrick Gold	1.4
América Móvil	1.4
Google	1.4
Oracle	1.3
Texas Instruments	1.1
[End Sidebar]

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The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns based on a $1,000 investment
(for periods ended September 30, 2011)*

	1 year	5 years	10 years

Class A shares	–10.75%	–0.20%	5.96%
*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio was 0.77% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 25 and 26 for details.

How a $10,000 investment has grown

There always have been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime New Perspective Fund has done demonstrably better than its relevant benchmarks. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

Expense ratios and turnover rates*
Year ended September 30, 2011

	New Perspective Fund	Industry average†

Expense ratio	0.77%	1.46%
Portfolio turnover rate	24%	76%

*The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
† Source for industry average: Lipper Global Funds, based on statistics for front-end load funds, excluding funds of funds, for the most recent fiscal year-ends available as of 9/30/11.

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	New Perspective Fund with dividends reinvested1,3	New Perspective Fund excluding dividends1	MSCI USA Index with dividends reinvested4	MSCI World Index with dividends reinvested4	MSCI AC World Index with dividends reinvested4,5

3/13/73	$9,425	$9,425	$10,000	$10,000	$10,000
9/30/73	$9,931	$9,931	$9,646	$9,493	$9,493
9/30/74	$7,397	$7,159	$5,797	$5,885	$5,885
9/30/75	$10,761	$9,945	$7,955	$7,645	$7,645
9/30/76	$12,711	$11,414	$10,381	$9,325	$9,325
9/30/77	$13,041	$11,447	$9,927	$9,682	$9,682
9/30/78	$17,330	$14,851	$10,955	$11,891	$11,891
9/30/79	$20,086	$16,785	$12,044	$13,358	$13,358
9/30/80	$24,849	$20,236	$14,203	$15,940	$15,940
9/30/81	$25,297	$19,876	$13,950	$14,915	$14,915
9/30/82	$27,132	$19,970	$15,461	$15,310	$15,310
9/30/83	$39,066	$27,021	$22,068	$21,623	$21,623
9/30/84	$39,467	$26,470	$23,024	$22,854	$22,854
9/30/85	$45,547	$29,634	$26,532	$28,609	$28,609
9/30/86	$63,229	$40,199	$34,782	$45,568	$45,568
9/30/87	$94,662	$59,018	$49,363	$65,790	$65,790
9/30/88	$81,177	$49,425	$42,826	$61,886	$62,044
9/30/89	$103,896	$61,382	$56,879	$77,849	$78,105
9/30/90	$98,828	$56,985	$52,018	$61,412	$61,790
9/30/91	$122,408	$68,721	$68,593	$76,935	$77,703
9/30/92	$132,246	$72,778	$76,212	$76,606	$77,743
9/30/93	$156,496	$84,770	$86,181	$92,610	$94,471
9/30/94	$176,224	$94,196	$89,654	$100,086	$103,692
9/30/95	$209,056	$110,012	$117,254	$115,068	$116,727
9/30/96	$231,302	$119,395	$142,382	$131,407	$132,439
9/30/97	$300,629	$152,502	$199,645	$163,771	$164,102
9/30/98	$304,321	$152,132	$221,700	$164,609	$159,839
9/30/99	$421,280	$208,845	$284,076	$213,848	$209,232
9/30/00	$501,040	$247,471	$316,802	$231,980	$225,999
9/30/01	$393,481	$192,176	$231,378	$167,321	$162,395
9/30/02	$333,032	$160,633	$180,997	$135,766	$133,508
9/30/03	$434,522	$207,655	$226,168	$171,091	$169,260
9/30/04	$511,218	$242,508	$256,963	$201,256	$199,782
9/30/05	$611,798	$287,485	$290,284	$240,513	$241,615
9/30/06	$708,475	$328,630	$321,084	$275,971	$278,197
9/30/07	$888,860	$406,256	$375,290	$335,800	$346,603
9/30/08	$688,766	$309,140	$293,738	$249,781	$254,844
9/30/09	$720,841	$314,742	$273,936	$245,697	$256,183
9/30/10	$786,053	$339,150	$302,079	$263,655	$279,101
9/30/11	$744,391	$317,937	$306,113	$253,539	$263,638
[end mountain chart]

Year ended September 30
Total value	1973		1974	1975	1976	1977	1978
Dividends reinvested	—		$325	401	336	279	319
Value at year-end	$9,931		7,397	10,761	12,711	13,041	17,330
NPF’s total return	(0.7	)%6	(25.5)	45.5	18.1	2.6	32.9

Year ended September 30
Total value	1979		1980	1981	1982	1983	1984
Dividends reinvested	443		501	930	1,666	1,830	1,205
Value at year-end	20,086		24,849	25,297	27,132	39,066	39,467
NPF’s total return	15.9		23.7	1.8	7.3	44.0	1.0

Year ended September 30
Total value	1985		1986	1987	1988	1989	1990
Dividends reinvested	1,195		1,178	1,393	1,819	2,603	2,615
Value at year-end	45,547		63,229	94,662	81,177	103,896	98,828
NPF’s total return	15.4		38.8	49.7	(14.2)	28.0	(4.9)

Year ended September 30
Total value	1991		1992	1993	1994	1995	1996
Dividends reinvested	2,977		2,522	2,171	2,229	2,811	4,126
Value at year-end	122,408		132,246	156,496	176,224	209,056	231,302
NPF’s total return	23.9		8.0	18.3	12.6	18.6	10.6

Year ended September 30
Total value	1997		1998	1999	2000	2001	2002
Dividends reinvested	4,362		4,385	3,039	1,765	5,394	5,382
Value at year-end	300,629		304,321	421,280	501,040	393,481	333,032
NPF’s total return	30.0		1.2	38.4	18.9	(21.5)	(15.4)

Year ended September 30
Total value	2003		2004	2005	2006	2007	2008
Dividends reinvested	3,371		3,606	5,274	8,204	11,138	16,291
Value at year-end	434,522		511,218	611,798	708,475	888,860	688,766
NPF’s total return	30.5		17.7	19.7	15.8	25.5	(22.5)

Year ended September 30
Total value	2009		2010	2011		Average annual
Dividends reinvested	14,430		8,926	8,589		total return for
Value at year-end	720,841		786,053	744,391		fund’s lifetime:
NPF’s total return	4.7		9.0	(5.3)		▶ 11.8%

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 8.5% prior to July 1, 1988.
3Includes reinvested dividends of $140,030 and reinvested capital gain distributions of $391,565.
4The indexes are unmanaged and, therefore, have no expenses.
5From March 13, 1973, through December 31, 1987, the MSCI World Index was used because the MSCI AC World Index did not exist.
6For the period March 13, 1973 (when the fund began operations), through September 30, 1973.

The results shown are before taxes on fund distributions and sale of fund shares.

Seeking clarity in a complex global environment

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Every tumultuous market environment presents investors with a unique set of challenges. Yet there’s one thing that seems to connect them all: At a certain point, some people become convinced that it’s different this time — that the country and the world are facing problems unlike any seen before. But is this true?

Investors interested in testing that assumption might consider this excerpt from the fund’s very first annual report: “New Perspective Fund’s 1½-year lifetime has coincided with the steepest, broadest worldwide market decline in more than 30 years. Most of this decline occurred in the 12 months ended September 30 [1974] — a turbulent period in which the world’s economies felt the effects of a disruptive oil embargo, the quadrupling of the price of petroleum, double-digit inflation, and far-reaching political changes in a number of major countries.”

To be sure, today’s challenges differ from those the fund encountered in its early years, but as Wally Stern, New Perspective’s first president and the signer of that letter confirms, the magnitude of the problems felt quite similar. “In the fund’s early years, we faced extremely worrisome geopolitical events — in particular, turmoil in the Middle East — as well as a very weak domestic economy. At the time we were putting together that annual report, the downturn that had begun in early 1973 was nearly two years old, and the Dow had lost nearly half its value. It was a very unsettling time for investors.”

A consistent process for navigating challenges

The “this time it’s different” worry has been voiced at many points during New Perspective’s 38-year history and when it has, we’ve asked investors to have confidence in the research-driven, long-term approach that continues to guide the fund. This process, carried out by seasoned investment professionals, has helped provide clarity amid a variety of market conditions and an increasingly complex global economy.

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[Begin Sidebar]
At the heart of the process is an emphasis on getting to know companies and industries
[End Sidebar]

At the heart of the process is an emphasis on getting to know companies and industries — and focusing primarily on their individual prospects rather than emphasizing the broader economic backdrop. Rob Lovelace, the fund’s current president, explains. “The present environment has elements of other challenging periods such as the Latin American and Asian debt crises of the 1980s and 1990s, and the volatility is reminiscent of the 1987 stock market downturn. The experience we collectively gained during those periods is valuable, but we don’t want to make the mistake of drawing parallels too closely and thinking we have a road map that can tell us how to invest. Instead, we are navigating the current challenges by staying committed to our process, which seeks to identify opportunity at the company level.”

Technology analyst Mark Casey expands on Rob’s point. “It’s very important to remember that while macroeconomic factors are important, fund shareholders are not ‘investing in the stock market’ or ‘making a play on the global economy.’ Rather, they are relying on the fund’s highly experienced investment professionals — operating within a proven system — to seek out market-leading companies that have the potential to reward resolute investors over time.”

Research brings greater clarity

Identifying these types of firms from an investable universe with thousands of companies domiciled across dozens of countries is difficult. It takes extensive resources, which in New Perspective’s case are more robust than ever. They include dozens of investment analysts in research offices around the world. But beyond a simple commitment of manpower, “boots-on-the-ground” research is the centerpiece of the fund's investing culture. Indeed, analysts are part of a research legacy that dates back over 80 years. Consider, for example, our history of covering IBM, which along with current holdings Monsanto, Rio Tinto, Royal Dutch Shell, Texas Instruments, Deere & Co. and Unilever, was part of the fund’s portfolio during its first full fiscal year. Coverage of that firm began in the early 1930s, when the company that now sells mainframes and cloud computing services was still in the business of manufacturing scales and meat grinders. The more than 100 reports and investment notes analysts have issued on IBM speak to the depth of the commitment.

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[close-up photo of a flower]

Importantly, CRMC’s investment professionals don’t scale back their efforts during tumultuous times. In fact, they’re more apt to redouble their commitment to understanding existing and potential investments.

Oil services analyst Jacinto Hernandez and his colleagues acknowledge the crucial role this has played in building New Perspective Fund’s long-term track record. “The importance of research is clear-cut, but becomes even more so during downturns when we know that companies won’t have the benefits of a strong macroeconomic environment and may instead have their flaws magnified by tough conditions.”

The hundreds of research visits made each year by Jacinto and his peers help present a clearer picture of the industries they cover and help fortify their convictions. As part of their work, they go to mines and oil fields, factories and warehouses and talk to managers, competitors and suppliers. Throughout the volatility of the past few years, their efforts have continued unabated.

Moving against the grain

Such hands-on research often results in opinions at odds with those formed through less direct means. “During volatile periods, emotions run high,” says Gregg Ireland, a former analyst and current portfolio counselor with nearly 40 years of experience. “It’s easy to get tunnel vision and dwell on the negative. We do our best to block out the noise and seek clarity about what’s actually changing. When we dig into the research and visit the companies, we begin to glean what’s real and what isn’t. Often our view differs from popular opinion and that can translate into investment opportunity.”

Downturns can also present opportunity among companies already viewed as market leaders. Mark Casey’s coverage area offers a case in point. “E-commerce currently represents about 6% of the global retail economy and that number is going to rise. Well-managed, innovative companies that are successfully positioned relative to that broader trend are going to benefit,” he explains. “But during times like these, even those companies can get caught in an undertow of pessimism — which enables us to invest in them at favorable valuations. They might not rebound immediately, but over time they can reward long-term investors.”

Importantly, companies in which the fund is invested may also use difficult periods to strengthen themselves. For example, financially healthy firms may capitalize on a low-valuation environment to make strategic acquisitions or take market share from struggling competitors.

A unique mandate sharpens focus

In addition to maintaining conviction in the long-term benefits of a research-centered approach, investment professionals retain faith in the relevance and value of New Perspective’s original and continuing investment vision: to focus on opportunities created by changing global trade patterns and economic and political relationships.

Looking at today’s interconnected global economy, it’s easy to see the wisdom in an approach that Wally articulated as follows in the fund’s first annual report: “New trade patterns … are having a massive impact on companies and industries all over the world — companies ranging from international giants to small, domestic firms whose entire outlook could be profoundly affected by developments taking place 10,000 miles away.”

“New Perspective Fund was conceived to take advantage of the dynamic nature of the evolving global economy,” notes Rob. “Today, we do that by focusing on geographically diversified, industry-leading firms. We believe these types of companies are a great way to tap into opportunities throughout the world.”

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New Perspective Fund was conceived to take advantage of the dynamic nature of the evolving global economy
[End Sidebar]

[Begin Sidebar]
Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.
[End Sidebar]

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A long history of solid returns

Few if any decades have featured as varied and volatile a market environment as the past 10 years. The period began in the aftermath of the U.S. terrorist strikes and soon found investors facing the fallout from corporate accounting scandals, the Iraq war and soaring oil prices. Though markets climbed steadily during the middle of the decade, the mortgage crisis and so-called Great Recession dominated its final few years. Yet in spite of these considerable challenges, New Perspective averaged a 6.6% annual total return for the 10 years ended September 30, 2011. Though below the fund’s lifetime average, this return surpassed the 4.2% annualized return of the unmanaged MSCI World Index. It might also surprise some to learn that during this period, the fund’s return also exceeded those of the bond market, as measured by the unmanaged Barclays U.S. Aggregate Index, which averaged a 5.7% annual gain.

“We’ve been through a difficult time, but the current environment should not overshadow the fact that equity investments have played an important role in the financial plans of many successful investors,” states portfolio counselor Dina Perry. “We continue to believe they have a place in the portfolios of most investors with long-term goals. And given our belief that stocks are attractively priced, a fund like New Perspective is an appealing option.”

Clarity of perspective

The 1974 annual report cautioned investors, “The world’s economies face serious problems which will not be resolved quickly or easily.” Yet as the economy officially emerged from recession and stock markets began to bounce back, New Perspective Fund gained over 45% for the fiscal year ended September 30, 1975.

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The potential rewards of remaining resolute

The volatile market conditions of the last few years have made some investors want to retreat to the sidelines. But history has shown that by staying the course, investors can achieve solid results in the years following significant downturns — even when those years are rife with geopolitical and economic challenges.

Consider the nearly two-year bear market that began on January 11, 1973 — about two months before New Perspective Fund was launched. That decline saw the MSCI World Index lose nearly 46% of its value, as markets were pummeled by recessionary conditions in the U.S., unrest in the Middle East and skyrocketing oil prices. Yet after touching bottom in October 1974, global markets began to recover. As you can see in the chart at right, benefiting from the recovery required investors to look past difficult headlines and weather ongoing political and economic difficulty.

That’s not to suggest a similar rebound is imminent, but rather a reminder of the resilience of the global economy and the fact that steep market declines driven by severe economic dislocations can be followed by rapid recoveries.

In time, economic conditions will improve and resolute investors with long-term objectives should continue to benefit from opportunities created by change. Wally, for one, sees room for optimism. “I believe that down the road, investors looking back at this challenging period will view it as a great time to have been investing in the types of solid, well-managed companies that have been New Perspective Fund’s focus for nearly 40 years.” ■

Daily index values for the MSCI World Index’s 1973–1979 decline and recovery

[begin scatter chart]
“Skittishness Is Mounting Among Investors,
Some Advisers Urge Boost in Cash Positions”
The Wall Street Journal, 12/3/75

“Market Seen Headed Lower
Due to Economic Confusion”
The Wall Street Journal, 12/15/75

“The Death of Equities”
BusinessWeek, 8/13/79

	Index value		Index value		Index value
1/11/1973	134.8110	4/8/1975	95.4840	7/3/1977	108.0370
1/12/1973	134.2170	4/9/1975	96.7760	7/4/1977	108.1570
1/13/1973	134.2170	4/10/1975	97.4190	7/5/1977	108.2440
1/14/1973	134.2170	4/11/1975	97.7670	7/6/1977	107.7000
1/15/1973	133.5920	4/12/1975	97.7670	7/7/1977	107.9360
1/16/1973	133.1650	4/13/1975	97.7670	7/8/1977	108.0050
1/17/1973	133.6560	4/14/1975	98.8150	7/9/1977	108.0050
1/18/1973	133.6840	4/15/1975	99.4670	7/10/1977	108.0050
1/19/1973	133.6020	4/16/1975	100.1370	7/11/1977	107.9150
1/20/1973	133.6020	4/17/1975	101.1410	7/12/1977	107.5640
1/21/1973	133.6020	4/18/1975	100.6950	7/13/1977	107.8180
1/22/1973	133.1330	4/19/1975	100.6950	7/14/1977	107.7410
1/23/1973	133.3150	4/20/1975	100.6950	7/15/1977	108.1930
1/24/1973	132.6590	4/21/1975	101.0990	7/16/1977	108.1930
1/25/1973	132.3780	4/22/1975	101.3780	7/17/1977	108.1930
1/26/1973	131.7720	4/23/1975	101.0730	7/18/1977	108.5010
1/27/1973	131.7720	4/24/1975	100.6810	7/19/1977	109.0610
1/28/1973	131.7720	4/25/1975	100.8260	7/20/1977	109.0960
1/29/1973	131.4070	4/26/1975	100.8260	7/21/1977	108.9130
1/30/1973	131.3060	4/27/1975	100.8260	7/22/1977	108.9080
1/31/1973	130.8250	4/28/1975	100.4690	7/23/1977	108.9080
2/1/1973	129.5640	4/29/1975	100.3090	7/24/1977	108.9080
2/2/1973	128.5710	4/30/1975	101.3000	7/25/1977	108.4280
2/3/1973	128.5710	5/1/1975	102.0870	7/26/1977	107.8820
2/4/1973	128.5710	5/2/1975	103.2240	7/27/1977	106.8260
2/5/1973	128.4170	5/3/1975	103.2240	7/28/1977	106.6590
2/6/1973	128.4640	5/4/1975	103.2240	7/29/1977	106.6590
2/7/1973	127.4200	5/5/1975	103.5080	7/30/1977	106.6590
2/8/1973	127.3490	5/6/1975	102.3410	7/31/1977	106.6590
2/9/1973	128.4300	5/7/1975	102.7810	8/1/1977	106.9970
2/10/1973	128.4300	5/8/1975	103.4730	8/2/1977	106.9280
2/11/1973	128.4300	5/9/1975	104.2230	8/3/1977	107.0310
2/12/1973	129.9980	5/10/1975	104.2230	8/4/1977	107.3010
2/13/1973	133.0850	5/11/1975	104.2230	8/5/1977	107.5320
2/14/1973	131.9190	5/12/1975	104.2870	8/6/1977	107.5320
2/15/1973	131.7650	5/13/1975	104.5810	8/7/1977	107.5320
2/16/1973	133.4100	5/14/1975	104.9410	8/8/1977	106.9900
2/17/1973	133.4100	5/15/1975	104.4750	8/9/1977	107.0830
2/18/1973	133.4100	5/16/1975	103.8740	8/10/1977	107.5640
2/19/1973	133.3440	5/17/1975	103.8740	8/11/1977	107.3600
2/20/1973	134.0420	5/18/1975	103.8740	8/12/1977	107.0710
2/21/1973	134.0140	5/19/1975	104.0290	8/13/1977	107.0710
2/22/1973	133.4220	5/20/1975	103.8300	8/14/1977	107.0710
2/23/1973	132.9120	5/21/1975	102.9670	8/15/1977	107.4750
2/24/1973	132.9120	5/22/1975	103.2530	8/16/1977	107.1240
2/25/1973	132.9120	5/23/1975	104.1080	8/17/1977	107.2880
2/26/1973	131.9470	5/24/1975	104.1080	8/18/1977	107.2870
2/27/1973	131.3420	5/25/1975	104.1080	8/19/1977	107.1070
2/28/1973	131.5150	5/26/1975	104.1050	8/20/1977	107.1070
3/1/1973	131.5030	5/27/1975	103.8720	8/21/1977	107.1070
3/2/1973	131.9950	5/28/1975	103.0000	8/22/1977	107.1690
3/3/1973	131.9950	5/29/1975	102.6260	8/23/1977	107.0930
3/4/1973	131.9950	5/30/1975	103.4470	8/24/1977	106.8690
3/5/1973	131.5760	5/31/1975	103.4470	8/25/1977	106.2580
3/6/1973	133.1050	6/1/1975	103.4470	8/26/1977	106.0820
3/7/1973	133.4140	6/2/1975	104.6670	8/27/1977	106.0820
3/8/1973	133.5720	6/3/1975	105.1770	8/28/1977	106.0820
3/9/1973	133.2630	6/4/1975	105.0170	8/29/1977	106.6390
3/10/1973	133.2630	6/5/1975	105.1160	8/30/1977	106.3440
3/11/1973	133.2630	6/6/1975	105.3680	8/31/1977	106.7700
3/12/1973	133.4060	6/7/1975	105.3680	9/1/1977	106.8360
3/13/1973	133.9710	6/8/1975	105.3680	9/2/1977	107.4180
3/14/1973	134.6390	6/9/1975	104.0980	9/3/1977	107.4180
3/15/1973	134.1800	6/10/1975	103.3720	9/4/1977	107.4180
3/16/1973	133.8240	6/11/1975	103.2910	9/5/1977	107.7860
3/17/1973	133.8240	6/12/1975	102.6610	9/6/1977	108.0350
3/18/1973	133.8240	6/13/1975	102.8760	9/7/1977	108.4340
3/19/1973	132.1770	6/14/1975	102.8760	9/8/1977	107.8670
3/20/1973	131.9090	6/15/1975	102.8760	9/9/1977	106.9630
3/21/1973	130.8680	6/16/1975	103.4140	9/10/1977	106.9630
3/22/1973	129.8470	6/17/1975	102.7340	9/11/1977	106.9630
3/23/1973	129.6550	6/18/1975	102.4700	9/12/1977	106.7060
3/24/1973	129.6550	6/19/1975	103.4650	9/13/1977	106.9340
3/25/1973	129.6550	6/20/1975	104.0850	9/14/1977	107.4770
3/26/1973	130.0740	6/21/1975	104.0850	9/15/1977	107.7360
3/27/1973	131.2280	6/22/1975	104.0850	9/16/1977	107.2830
3/28/1973	131.2840	6/23/1975	104.5610	9/17/1977	107.2830
3/29/1973	132.0710	6/24/1975	104.7710	9/18/1977	107.2830
3/30/1973	131.4760	6/25/1975	104.9090	9/19/1977	106.5660
3/31/1973	131.4760	6/26/1975	104.8030	9/20/1977	106.6660
4/1/1973	131.4760	6/27/1975	104.5530	9/21/1977	106.1090
4/2/1973	130.3640	6/28/1975	104.5530	9/22/1977	105.8580
4/3/1973	129.4760	6/29/1975	104.5530	9/23/1977	105.8760
4/4/1973	129.0880	6/30/1975	104.5050	9/24/1977	105.8760
4/5/1973	128.6280	7/1/1975	104.7220	9/25/1977	105.8760
4/6/1973	129.1060	7/2/1975	104.5300	9/26/1977	106.4330
4/7/1973	129.1060	7/3/1975	104.2460	9/27/1977	106.3330
4/8/1973	129.1060	7/4/1975	104.3570	9/28/1977	106.5460
4/9/1973	129.4610	7/5/1975	104.3570	9/29/1977	107.0660
4/10/1973	129.9880	7/6/1975	104.3570	9/30/1977	107.8120
4/11/1973	130.3680	7/7/1975	103.5580	10/1/1977	107.8120
4/12/1973	130.0300	7/8/1975	103.5200	10/2/1977	107.8120
4/13/1973	129.4160	7/9/1975	104.8960	10/3/1977	108.2780
4/14/1973	129.4160	7/10/1975	104.7430	10/4/1977	107.4190
4/15/1973	129.4160	7/11/1975	104.5250	10/5/1977	107.2540
4/16/1973	128.8320	7/12/1975	104.5250	10/6/1977	107.7620
4/17/1973	128.0730	7/13/1975	104.5250	10/7/1977	107.7030
4/18/1973	128.5640	7/14/1975	104.6070	10/8/1977	107.7030
4/19/1973	128.9720	7/15/1975	105.1380	10/9/1977	107.7030
4/20/1973	128.9720	7/16/1975	104.1070	10/10/1977	107.5490
4/21/1973	128.9720	7/17/1975	103.2080	10/11/1977	106.8500
4/22/1973	128.9720	7/18/1975	102.4240	10/12/1977	106.1780
4/23/1973	128.0030	7/19/1975	102.4240	10/13/1977	105.9350
4/24/1973	127.1100	7/20/1975	102.4240	10/14/1977	105.9720
4/25/1973	125.5340	7/21/1975	101.6390	10/15/1977	105.9720
4/26/1973	125.9580	7/22/1975	100.9660	10/16/1977	105.9720
4/27/1973	124.9750	7/23/1975	99.5980	10/17/1977	105.9740
4/28/1973	124.9750	7/24/1975	99.2960	10/18/1977	106.1780
4/29/1973	124.9750	7/25/1975	98.9790	10/19/1977	105.6070
4/30/1973	124.6310	7/26/1975	98.9790	10/20/1977	105.5670
5/1/1973	124.7470	7/27/1975	98.9790	10/21/1977	105.5750
5/2/1973	125.7770	7/28/1975	98.7030	10/22/1977	105.5750
5/3/1973	126.5550	7/29/1975	98.3860	10/23/1977	105.5750
5/4/1973	127.2620	7/30/1975	98.7230	10/24/1977	105.1580
5/5/1973	127.2620	7/31/1975	98.4830	10/25/1977	104.6770
5/6/1973	127.2620	8/1/1975	97.7570	10/26/1977	105.3710
5/7/1973	126.8050	8/2/1975	97.7570	10/27/1977	105.7320
5/8/1973	126.8950	8/3/1975	97.7570	10/28/1977	105.6540
5/9/1973	126.2880	8/4/1975	97.0440	10/29/1977	105.6540
5/10/1973	125.7620	8/5/1975	96.5030	10/30/1977	105.6540
5/11/1973	124.9440	8/6/1975	96.5600	10/31/1977	105.6800
5/12/1973	124.9440	8/7/1975	96.2500	11/1/1977	104.7690
5/13/1973	124.9440	8/8/1975	95.9660	11/2/1977	104.2380
5/14/1973	123.7160	8/9/1975	95.9660	11/3/1977	104.3150
5/15/1973	124.3490	8/10/1975	95.9660	11/4/1977	104.6130
5/16/1973	124.7570	8/11/1975	96.1610	11/5/1977	104.6130
5/17/1973	124.3480	8/12/1975	96.8200	11/6/1977	104.6130
5/18/1973	123.5170	8/13/1975	96.0430	11/7/1977	105.1070
5/19/1973	123.5170	8/14/1975	95.8000	11/8/1977	105.2130
5/20/1973	123.5170	8/15/1975	96.2180	11/9/1977	105.7090
5/21/1973	122.5160	8/16/1975	96.2180	11/10/1977	106.7460
5/22/1973	122.7040	8/17/1975	96.2180	11/11/1977	107.9580
5/23/1973	123.0220	8/18/1975	96.2980	11/12/1977	107.9580
5/24/1973	124.9970	8/19/1975	95.3810	11/13/1977	107.9580
5/25/1973	125.9450	8/20/1975	94.0320	11/14/1977	107.5560
5/26/1973	125.9450	8/21/1975	93.9150	11/15/1977	107.6430
5/27/1973	125.9450	8/22/1975	94.9760	11/16/1977	107.2560
5/28/1973	125.9640	8/23/1975	94.9760	11/17/1977	106.7790
5/29/1973	125.7450	8/24/1975	94.9760	11/18/1977	107.0140
5/30/1973	124.7360	8/25/1975	95.3650	11/19/1977	107.0140
5/31/1973	124.0460	8/26/1975	94.6260	11/20/1977	107.0140
6/1/1973	123.9430	8/27/1975	94.7530	11/21/1977	106.9350
6/2/1973	123.9430	8/28/1975	96.1430	11/22/1977	107.1440
6/3/1973	123.9430	8/29/1975	96.7230	11/23/1977	107.6100
6/4/1973	123.4070	8/30/1975	96.7230	11/24/1977	107.0300
6/5/1973	124.7510	8/31/1975	96.7230	11/25/1977	107.4280
6/6/1973	124.5910	9/1/1975	96.5410	11/26/1977	107.4280
6/7/1973	125.2500	9/2/1975	95.4280	11/27/1977	107.4280
6/8/1973	126.3650	9/3/1975	95.7360	11/28/1977	107.3580
6/9/1973	126.3650	9/4/1975	95.9820	11/29/1977	106.5120
6/10/1973	126.3650	9/5/1975	95.4910	11/30/1977	106.7090
6/11/1973	126.0730	9/6/1975	95.4910	12/1/1977	106.7790
6/12/1973	126.6660	9/7/1975	95.4910	12/2/1977	107.0280
6/13/1973	126.5430	9/8/1975	95.5890	12/3/1977	107.0280
6/14/1973	125.5730	9/9/1975	94.6150	12/4/1977	107.0280
6/15/1973	124.7600	9/10/1975	93.9460	12/5/1977	106.7300
6/16/1973	124.7600	9/11/1975	93.5500	12/6/1977	105.8330
6/17/1973	124.7600	9/12/1975	93.3480	12/7/1977	105.5530
6/18/1973	123.7180	9/13/1975	93.3480	12/8/1977	105.8080
6/19/1973	123.8250	9/14/1975	93.3480	12/9/1977	106.1140
6/20/1973	124.1190	9/15/1975	92.9540	12/10/1977	106.1140
6/21/1973	123.4540	9/16/1975	92.5510	12/11/1977	106.1140
6/22/1973	124.0820	9/17/1975	92.4520	12/12/1977	106.0820
6/23/1973	124.0820	9/18/1975	93.5030	12/13/1977	106.0890
6/24/1973	124.0820	9/19/1975	94.8760	12/14/1977	106.8610
6/25/1973	123.1770	9/20/1975	94.8760	12/15/1977	106.1930
6/26/1973	123.5010	9/21/1975	94.8760	12/16/1977	106.2730
6/27/1973	123.9010	9/22/1975	94.2350	12/17/1977	106.2730
6/28/1973	124.7410	9/23/1975	93.7070	12/18/1977	106.2730
6/29/1973	124.6110	9/24/1975	94.1780	12/19/1977	105.9790
6/30/1973	124.6110	9/25/1975	94.4090	12/20/1977	106.2420
7/1/1973	124.6110	9/26/1975	94.4530	12/21/1977	106.5390
7/2/1973	123.7930	9/27/1975	94.4530	12/22/1977	106.9020
7/3/1973	122.8330	9/28/1975	94.4530	12/23/1977	107.5560
7/4/1973	123.4670	9/29/1975	93.2190	12/24/1977	107.5560
7/5/1973	123.0710	9/30/1975	92.4280	12/25/1977	107.5560
7/6/1973	122.9160	10/1/1975	91.8030	12/26/1977	107.5560
7/7/1973	122.9160	10/2/1975	92.4300	12/27/1977	107.6870
7/8/1973	122.9160	10/3/1975	94.2100	12/28/1977	108.3360
7/9/1973	123.1530	10/4/1975	94.2100	12/29/1977	108.5340
7/10/1973	123.6840	10/5/1975	94.2100	12/30/1977	108.5210
7/11/1973	124.8890	10/6/1975	94.9990	12/31/1977	108.5210
7/12/1973	125.5300	10/7/1975	95.2200	1/1/1978	108.5210
7/13/1973	124.6630	10/8/1975	96.1100	1/2/1978	108.5790
7/14/1973	124.6630	10/9/1975	96.7540	1/3/1978	108.1900
7/15/1973	124.6630	10/10/1975	96.8900	1/4/1978	108.2580
7/16/1973	125.7680	10/11/1975	96.8900	1/5/1978	106.7640
7/17/1973	126.0920	10/12/1975	96.8900	1/6/1978	106.2840
7/18/1973	126.7690	10/13/1975	97.8460	1/7/1978	106.2840
7/19/1973	126.7570	10/14/1975	97.9860	1/8/1978	106.2840
7/20/1973	127.2230	10/15/1975	97.9370	1/9/1978	105.7110
7/21/1973	127.2230	10/16/1975	98.2000	1/10/1978	105.1330
7/22/1973	127.2230	10/17/1975	97.7720	1/11/1978	105.2100
7/23/1973	127.3250	10/18/1975	97.7720	1/12/1978	105.1860
7/24/1973	127.8380	10/19/1975	97.7720	1/13/1978	105.0000
7/25/1973	128.5230	10/20/1975	98.2930	1/14/1978	105.0000
7/26/1973	128.5310	10/21/1975	99.0040	1/15/1978	105.0000
7/27/1973	128.0540	10/22/1975	99.4280	1/16/1978	104.8480
7/28/1973	128.0540	10/23/1975	99.9550	1/17/1978	105.0710
7/29/1973	128.0540	10/24/1975	99.0970	1/18/1978	105.5680
7/30/1973	127.8350	10/25/1975	99.0970	1/19/1978	105.5470
7/31/1973	127.3510	10/26/1975	99.0970	1/20/1978	105.4250
8/1/1973	126.3130	10/27/1975	98.9070	1/21/1978	105.4250
8/2/1973	126.3110	10/28/1975	99.5550	1/22/1978	105.4250
8/3/1973	125.9770	10/29/1975	98.8080	1/23/1978	104.9990
8/4/1973	125.9770	10/30/1975	98.6290	1/24/1978	105.0710
8/5/1973	125.9770	10/31/1975	98.5550	1/25/1978	105.1930
8/6/1973	125.9030	11/1/1975	98.5550	1/26/1978	104.6140
8/7/1973	125.5780	11/2/1975	98.5550	1/27/1978	104.5110
8/8/1973	125.0090	11/3/1975	97.9300	1/28/1978	104.5110
8/9/1973	124.7900	11/4/1975	98.4010	1/29/1978	104.5110
8/10/1973	123.9910	11/5/1975	98.8890	1/30/1978	105.0140
8/11/1973	123.9910	11/6/1975	99.2500	1/31/1978	105.0200
8/12/1973	123.9910	11/7/1975	99.3810	2/1/1978	105.4610
8/13/1973	122.9780	11/8/1975	99.3810	2/2/1978	105.4250
8/14/1973	121.9710	11/9/1975	99.3810	2/3/1978	105.0310
8/15/1973	122.0610	11/10/1975	99.5230	2/4/1978	105.0310
8/16/1973	121.1690	11/11/1975	100.0890	2/5/1978	105.0310
8/17/1973	121.3150	11/12/1975	101.0860	2/6/1978	105.0430
8/18/1973	121.3150	11/13/1975	100.9990	2/7/1978	105.8550
8/19/1973	121.3150	11/14/1975	100.7170	2/8/1978	106.2660
8/20/1973	120.9000	11/15/1975	100.7170	2/9/1978	106.0470
8/21/1973	120.5300	11/16/1975	100.7170	2/10/1978	105.8810
8/22/1973	119.8130	11/17/1975	101.0960	2/11/1978	105.8810
8/23/1973	120.4770	11/18/1975	100.8380	2/12/1978	105.8810
8/24/1973	120.2160	11/19/1975	100.0210	2/13/1978	105.8910
8/25/1973	120.2160	11/20/1975	99.8090	2/14/1978	105.2190
8/26/1973	120.2160	11/21/1975	99.7530	2/15/1978	104.8800
8/27/1973	120.6110	11/22/1975	99.7530	2/16/1978	104.6480
8/28/1973	120.8980	11/23/1975	99.7530	2/17/1978	104.6460
8/29/1973	121.5900	11/24/1975	99.8270	2/18/1978	104.6460
8/30/1973	121.8340	11/25/1975	100.5280	2/19/1978	104.6460
8/31/1973	121.8220	11/26/1975	100.8450	2/20/1978	105.0570
9/1/1973	121.8220	11/27/1975	100.8940	2/21/1978	104.5220
9/2/1973	121.8220	11/28/1975	101.0130	2/22/1978	104.6020
9/3/1973	121.7430	11/29/1975	101.0130	2/23/1978	104.7450
9/4/1973	121.7780	11/30/1975	101.0130	2/24/1978	105.3680
9/5/1973	121.5760	12/1/1975	100.5420	2/25/1978	105.3680
9/6/1973	121.8270	12/2/1975	99.7640	2/26/1978	105.3680
9/7/1973	121.8660	12/3/1975	98.5760	2/27/1978	104.5210
9/8/1973	121.8660	12/4/1975	98.5450	2/28/1978	103.9010
9/9/1973	121.8660	12/5/1975	97.8680	3/1/1978	104.5530
9/10/1973	121.0420	12/6/1975	97.8680	3/2/1978	104.3830
9/11/1973	120.2060	12/7/1975	97.8680	3/3/1978	104.6070
9/12/1973	120.2210	12/8/1975	97.7260	3/4/1978	104.6070
9/13/1973	120.3830	12/9/1975	97.7730	3/5/1978	104.6070
9/14/1973	121.3450	12/10/1975	98.3790	3/6/1978	104.0270
9/15/1973	121.3450	12/11/1975	98.1970	3/7/1978	104.3170
9/16/1973	121.3450	12/12/1975	98.1870	3/8/1978	105.0460
9/17/1973	121.2780	12/13/1975	98.1870	3/9/1978	104.7890
9/18/1973	121.2140	12/14/1975	98.1870	3/10/1978	105.1920
9/19/1973	122.3410	12/15/1975	98.2370	3/11/1978	105.1920
9/20/1973	122.7640	12/16/1975	98.9330	3/12/1978	105.1920
9/21/1973	123.0760	12/17/1975	99.1710	3/13/1978	105.4490
9/22/1973	123.0760	12/18/1975	99.5430	3/14/1978	106.2390
9/23/1973	123.0760	12/19/1975	99.1010	3/15/1978	106.1110
9/24/1973	123.3740	12/20/1975	99.1010	3/16/1978	106.7690
9/25/1973	124.0320	12/21/1975	99.1010	3/17/1978	107.5060
9/26/1973	124.8950	12/22/1975	98.6580	3/18/1978	107.5060
9/27/1973	125.4910	12/23/1975	99.1650	3/19/1978	107.5060
9/28/1973	125.1100	12/24/1975	99.7670	3/20/1978	107.8810
9/29/1973	125.1100	12/25/1975	99.7670	3/21/1978	107.2200
9/30/1973	125.1100	12/26/1975	100.4460	3/22/1978	106.9080
10/1/1973	124.7440	12/27/1975	100.4460	3/23/1978	106.9320
10/2/1973	125.3790	12/28/1975	100.4460	3/24/1978	106.9320
10/3/1973	125.5640	12/29/1975	100.6820	3/25/1978	106.9320
10/4/1973	125.2780	12/30/1975	100.5530	3/26/1978	106.9320
10/5/1973	126.0640	12/31/1975	100.8630	3/27/1978	106.8550
10/6/1973	126.0640	1/1/1976	100.8630	3/28/1978	107.8790
10/7/1973	126.0640	1/2/1976	101.6000	3/29/1978	108.5970
10/8/1973	125.8370	1/3/1976	101.6000	3/30/1978	108.3660
10/9/1973	126.0480	1/4/1976	101.6000	3/31/1978	108.2830
10/10/1973	125.3830	1/5/1976	103.0910	4/1/1978	108.2830
10/11/1973	126.4960	1/6/1976	104.0960	4/2/1978	108.2830
10/12/1973	126.9900	1/7/1976	104.5680	4/3/1978	108.2250
10/13/1973	126.9900	1/8/1976	104.8530	4/4/1978	108.5880
10/14/1973	126.9900	1/9/1976	105.1850	4/5/1978	109.2270
10/15/1973	125.9270	1/10/1976	105.1850	4/6/1978	109.5300
10/16/1973	125.8720	1/11/1976	105.1850	4/7/1978	109.6080
10/17/1973	125.9410	1/12/1976	106.2780	4/8/1978	109.6080
10/18/1973	126.1230	1/13/1976	105.6300	4/9/1978	109.6080
10/19/1973	126.6630	1/14/1976	106.5370	4/10/1978	109.6990
10/20/1973	126.6630	1/15/1976	106.4920	4/11/1978	109.5720
10/21/1973	126.6630	1/16/1976	106.7960	4/12/1978	109.3570
10/22/1973	126.0750	1/17/1976	106.7960	4/13/1978	109.6530
10/23/1973	126.4100	1/18/1976	106.7960	4/14/1978	110.7880
10/24/1973	127.3170	1/19/1976	107.5680	4/15/1978	110.7880
10/25/1973	127.4440	1/20/1976	107.9220	4/16/1978	110.7880
10/26/1973	128.0260	1/21/1976	107.2600	4/17/1978	111.8470
10/27/1973	128.0260	1/22/1976	106.8760	4/18/1978	110.9720
10/28/1973	128.0260	1/23/1976	107.9750	4/19/1978	111.4730
10/29/1973	128.0210	1/24/1976	107.9750	4/20/1978	111.5740
10/30/1973	126.9200	1/25/1976	107.9750	4/21/1978	110.9930
10/31/1973	126.1360	1/26/1976	108.4470	4/22/1978	110.9930
11/1/1973	125.4930	1/27/1976	108.0030	4/23/1978	110.9930
11/2/1973	124.5420	1/28/1976	107.6810	4/24/1978	111.6660
11/3/1973	124.5420	1/29/1976	108.7620	4/25/1978	112.2200
11/4/1973	124.5420	1/30/1976	109.6360	4/26/1978	112.5490
11/5/1973	123.0050	1/31/1976	109.6360	4/27/1978	112.1130
11/6/1973	122.1590	2/1/1976	109.6360	4/28/1978	112.8310
11/7/1973	121.9210	2/2/1976	109.7440	4/29/1978	112.8310
11/8/1973	123.1480	2/3/1976	109.8680	4/30/1978	112.8310
11/9/1973	121.9530	2/4/1976	110.6280	5/1/1978	113.3840
11/10/1973	121.9530	2/5/1976	109.5990	5/2/1978	113.0640
11/11/1973	121.9530	2/6/1976	108.6790	5/3/1978	112.4410
11/12/1973	120.0380	2/7/1976	108.6790	5/4/1978	112.3140
11/13/1973	118.9840	2/8/1976	108.6790	5/5/1978	113.1990
11/14/1973	117.3320	2/9/1976	108.3670	5/6/1978	113.1990
11/15/1973	116.6010	2/10/1976	108.5670	5/7/1978	113.1990
11/16/1973	117.4300	2/11/1976	108.9900	5/8/1978	112.8240
11/17/1973	117.4300	2/12/1976	108.6750	5/9/1978	112.1920
11/18/1973	117.4300	2/13/1976	108.3440	5/10/1978	112.2630
11/19/1973	115.6520	2/14/1976	108.3440	5/11/1978	113.2580
11/20/1973	113.8360	2/15/1976	108.3440	5/12/1978	113.7330
11/21/1973	114.1130	2/16/1976	108.0820	5/13/1978	113.7330
11/22/1973	113.4870	2/17/1976	107.6780	5/14/1978	113.7330
11/23/1973	112.7170	2/18/1976	108.0970	5/15/1978	114.2120
11/24/1973	112.7170	2/19/1976	109.1010	5/16/1978	114.1920
11/25/1973	112.7170	2/20/1976	109.6110	5/17/1978	114.1410
11/26/1973	109.8980	2/21/1976	109.6110	5/18/1978	113.5360
11/27/1973	108.6150	2/22/1976	109.6110	5/19/1978	113.2030
11/28/1973	110.2960	2/23/1976	109.6170	5/20/1978	113.2030
11/29/1973	110.4080	2/24/1976	110.0800	5/21/1978	113.2030
11/30/1973	109.5480	2/25/1976	110.0430	5/22/1978	113.5640
12/1/1973	109.5480	2/26/1976	109.0640	5/23/1978	113.0710
12/2/1973	109.5480	2/27/1976	108.5820	5/24/1978	112.6320
12/3/1973	107.3380	2/28/1976	108.5820	5/25/1978	112.5840
12/4/1973	107.0640	2/29/1976	108.5820	5/26/1978	112.4620
12/5/1973	105.5320	3/1/1976	108.6630	5/27/1978	112.4620
12/6/1973	106.0850	3/2/1976	109.0030	5/28/1978	112.4620
12/7/1973	107.6270	3/3/1976	108.5570	5/29/1978	112.7520
12/8/1973	107.6270	3/4/1976	107.9080	5/30/1978	113.1650
12/9/1973	107.6270	3/5/1976	107.8250	5/31/1978	113.9290
12/10/1973	107.9350	3/6/1976	107.8250	6/1/1978	114.1400
12/11/1973	106.6680	3/7/1976	107.8250	6/2/1978	114.4930
12/12/1973	104.6520	3/8/1976	108.2390	6/3/1978	114.4930
12/13/1973	103.4340	3/9/1976	108.5210	6/4/1978	114.4930
12/14/1973	103.4400	3/10/1976	109.0190	6/5/1978	115.8400
12/15/1973	103.4400	3/11/1976	109.6920	6/6/1978	115.9000
12/16/1973	103.4400	3/12/1976	109.1600	6/7/1978	115.7530
12/17/1973	103.1260	3/13/1976	109.1600	6/8/1978	115.9440
12/18/1973	103.7440	3/14/1976	109.1600	6/9/1978	115.6960
12/19/1973	104.0330	3/15/1976	108.0900	6/10/1978	115.6960
12/20/1973	104.4310	3/16/1976	108.6390	6/11/1978	115.6960
12/21/1973	104.1060	3/17/1976	108.5930	6/12/1978	115.8590
12/22/1973	104.1060	3/18/1976	108.4420	6/13/1978	116.1510
12/23/1973	104.1060	3/19/1976	108.4210	6/14/1978	116.1580
12/24/1973	103.2930	3/20/1976	108.4210	6/15/1978	115.3310
12/25/1973	103.2930	3/21/1976	108.4210	6/16/1978	114.6990
12/26/1973	105.9250	3/22/1976	108.4860	6/17/1978	114.6990
12/27/1973	108.3370	3/23/1976	109.6240	6/18/1978	114.6990
12/28/1973	108.4400	3/24/1976	110.6330	6/19/1978	114.9930
12/29/1973	108.4400	3/25/1976	110.0850	6/20/1978	114.5820
12/30/1973	108.4400	3/26/1976	110.0260	6/21/1978	114.2100
12/31/1973	108.4100	3/27/1976	110.0260	6/22/1978	114.1730
1/1/1974	108.4100	3/28/1976	110.0260	6/23/1978	114.0960
1/2/1974	108.9260	3/29/1976	109.4080	6/24/1978	114.0960
1/3/1974	109.8530	3/30/1976	108.9870	6/25/1978	114.0960
1/4/1974	109.4540	3/31/1976	109.6210	6/26/1978	113.4920
1/5/1974	109.4540	4/1/1976	109.0390	6/27/1978	113.6760
1/6/1974	109.4540	4/2/1976	108.7820	6/28/1978	114.4000
1/7/1974	108.1400	4/3/1976	108.7820	6/29/1978	114.4070
1/8/1974	106.9520	4/4/1976	108.7820	6/30/1978	114.7360
1/9/1974	105.3050	4/5/1976	109.6470	7/1/1978	114.7360
1/10/1974	104.4120	4/6/1976	109.4360	7/2/1978	114.7360
1/11/1974	105.5110	4/7/1976	108.8250	7/3/1978	114.7920
1/12/1974	105.5110	4/8/1976	107.9870	7/4/1978	115.0490
1/13/1974	105.5110	4/9/1976	107.1260	7/5/1978	114.5330
1/14/1974	105.8140	4/10/1976	107.1260	7/6/1978	114.7010
1/15/1974	105.7960	4/11/1976	107.1260	7/7/1978	115.2930
1/16/1974	106.8050	4/12/1976	106.7550	7/8/1978	115.2930
1/17/1974	108.0180	4/13/1976	107.3440	7/9/1978	115.2930
1/18/1974	107.3760	4/14/1976	106.9800	7/10/1978	116.4670
1/19/1974	107.3760	4/15/1976	107.3320	7/11/1978	116.7470
1/20/1974	107.3760	4/16/1976	107.3320	7/12/1978	116.7590
1/21/1974	106.4580	4/17/1976	107.3320	7/13/1978	117.0560
1/22/1974	107.0940	4/18/1976	107.3320	7/14/1978	118.0570
1/23/1974	107.8250	4/19/1976	107.8680	7/15/1978	118.0570
1/24/1974	107.7000	4/20/1976	109.1820	7/16/1978	118.0570
1/25/1974	107.9540	4/21/1976	109.6600	7/17/1978	118.0980
1/26/1974	107.9540	4/22/1976	109.1670	7/18/1978	117.3950
1/27/1974	107.9540	4/23/1976	108.5710	7/19/1978	118.3650
1/28/1974	107.8650	4/24/1976	108.5710	7/20/1978	118.4100
1/29/1974	107.5750	4/25/1976	108.5710	7/21/1978	118.6690
1/30/1974	109.0380	4/26/1976	108.6370	7/22/1978	118.6690
1/31/1974	109.0060	4/27/1976	108.5100	7/23/1978	118.6690
2/1/1974	108.5380	4/28/1976	108.7300	7/24/1978	119.2570
2/2/1974	108.5380	4/29/1976	108.8350	7/25/1978	119.9400
2/3/1974	108.5380	4/30/1976	108.5790	7/26/1978	120.4650
2/4/1974	107.0740	5/1/1976	108.5790	7/27/1978	121.1260
2/5/1974	106.7050	5/2/1976	108.5790	7/28/1978	121.8150
2/6/1974	106.6800	5/3/1976	108.0990	7/29/1978	121.8150
2/7/1974	106.8670	5/4/1976	108.4060	7/30/1978	121.8150
2/8/1974	106.3880	5/5/1976	108.2860	7/31/1978	122.6780
2/9/1974	106.3880	5/6/1976	108.2700	8/1/1978	123.4550
2/10/1974	106.3880	5/7/1976	108.7210	8/2/1978	124.4610
2/11/1974	105.2850	5/8/1976	108.7210	8/3/1978	125.1580
2/12/1974	105.8160	5/9/1976	108.7210	8/4/1978	125.1690
2/13/1974	105.8010	5/10/1976	109.5700	8/5/1978	125.1690
2/14/1974	105.9310	5/11/1976	109.5170	8/6/1978	125.1690
2/15/1974	107.1030	5/12/1976	109.1840	8/7/1978	124.9790
2/16/1974	107.1030	5/13/1976	108.6250	8/8/1978	125.4370
2/17/1974	107.1030	5/14/1976	107.8760	8/9/1978	126.2700
2/18/1974	107.2800	5/15/1976	107.8760	8/10/1978	125.6660
2/19/1974	107.6490	5/16/1976	107.8760	8/11/1978	126.4190
2/20/1974	107.6240	5/17/1976	107.4670	8/12/1978	126.4190
2/21/1974	108.3950	5/18/1976	107.4110	8/13/1978	126.4190
2/22/1974	109.9720	5/19/1976	107.5370	8/14/1978	126.9800
2/23/1974	109.9720	5/20/1976	108.1260	8/15/1978	126.7270
2/24/1974	109.9720	5/21/1976	107.2880	8/16/1978	127.3090
2/25/1974	109.7140	5/22/1976	107.2880	8/17/1978	126.9220
2/26/1974	110.3200	5/23/1976	107.2880	8/18/1978	126.9430
2/27/1974	110.7780	5/24/1976	106.0640	8/19/1978	126.9430
2/28/1974	110.4590	5/25/1976	105.9880	8/20/1978	126.9430
3/1/1974	109.4500	5/26/1976	105.8580	8/21/1978	125.1070
3/2/1974	109.4500	5/27/1976	105.7510	8/22/1978	126.1030
3/3/1974	109.4500	5/28/1976	106.3330	8/23/1978	125.8460
3/4/1974	109.5140	5/29/1976	106.3330	8/24/1978	126.0390
3/5/1974	110.7640	5/30/1976	106.3330	8/25/1978	125.9160
3/6/1974	111.1010	5/31/1976	106.5250	8/26/1978	125.9160
3/7/1974	109.9940	6/1/1976	106.3600	8/27/1978	125.9160
3/8/1974	110.4090	6/2/1976	106.5280	8/28/1978	125.1700
3/9/1974	110.4090	6/3/1976	106.2530	8/29/1978	124.3950
3/10/1974	110.4090	6/4/1976	105.7210	8/30/1978	125.4800
3/11/1974	111.0880	6/5/1976	105.7210	8/31/1978	125.1600
3/12/1974	111.4870	6/6/1976	105.7210	9/1/1978	125.5660
3/13/1974	111.7790	6/7/1976	105.4000	9/2/1978	125.5660
3/14/1974	111.8190	6/8/1976	105.6770	9/3/1978	125.5660
3/15/1974	111.4960	6/9/1976	105.4950	9/4/1978	125.6970
3/16/1974	111.4960	6/10/1976	105.9480	9/5/1978	126.6810
3/17/1974	111.4960	6/11/1976	106.9450	9/6/1978	127.1040
3/18/1974	110.5630	6/12/1976	106.9450	9/7/1978	127.1070
3/19/1974	109.8510	6/13/1976	106.9450	9/8/1978	128.2120
3/20/1974	109.8280	6/14/1976	107.8680	9/9/1978	128.2120
3/21/1974	110.0680	6/15/1976	107.5740	9/10/1978	128.2120
3/22/1974	109.9250	6/16/1976	108.2050	9/11/1978	128.1350
3/23/1974	109.9250	6/17/1976	109.0270	9/12/1978	128.6000
3/24/1974	109.9250	6/18/1976	109.1910	9/13/1978	128.2670
3/25/1974	110.2110	6/19/1976	109.1910	9/14/1978	127.8370
3/26/1974	110.5200	6/20/1976	109.1910	9/15/1978	127.0390
3/27/1974	109.3320	6/21/1976	109.5460	9/16/1978	127.0390
3/28/1974	107.9000	6/22/1976	108.8670	9/17/1978	127.0390
3/29/1974	107.4160	6/23/1976	108.5780	9/18/1978	126.1290
3/30/1974	107.4160	6/24/1976	108.9010	9/19/1978	125.7130
3/31/1974	107.4160	6/25/1976	108.9980	9/20/1978	125.7050
4/1/1974	106.5330	6/26/1976	108.9980	9/21/1978	125.8480
4/2/1974	107.0540	6/27/1976	108.9980	9/22/1978	125.5050
4/3/1974	107.3690	6/28/1976	108.8930	9/23/1978	125.5050
4/4/1974	107.5410	6/29/1976	109.1550	9/24/1978	125.5050
4/5/1974	106.6590	6/30/1976	109.5590	9/25/1978	125.6260
4/6/1974	106.6590	7/1/1976	109.0680	9/26/1978	126.5750
4/7/1974	106.6590	7/2/1976	109.4980	9/27/1978	125.7010
4/8/1974	106.0700	7/3/1976	109.4980	9/28/1978	125.8720
4/9/1974	106.4000	7/4/1976	109.4980	9/29/1978	126.2660
4/10/1974	106.2590	7/5/1976	109.6060	9/30/1978	126.2660
4/11/1974	106.0700	7/6/1976	109.2100	10/1/1978	126.2660
4/12/1974	106.0700	7/7/1976	109.2190	10/2/1978	126.5820
4/13/1974	106.0700	7/8/1976	109.1370	10/3/1978	126.4440
4/14/1974	106.0700	7/9/1976	109.7150	10/4/1978	127.6020
4/15/1974	106.2330	7/10/1976	109.7150	10/5/1978	127.3910
4/16/1974	107.1590	7/11/1976	109.7150	10/6/1978	127.3430
4/17/1974	107.9410	7/12/1976	110.2870	10/7/1978	127.3430
4/18/1974	108.5310	7/13/1976	110.2000	10/8/1978	127.3430
4/19/1974	108.0940	7/14/1976	110.5180	10/9/1978	127.9520
4/20/1974	108.0940	7/15/1976	110.0010	10/10/1978	127.9240
4/21/1974	108.0940	7/16/1976	109.5500	10/11/1978	129.0650
4/22/1974	107.7790	7/17/1976	109.5500	10/12/1978	128.6430
4/23/1974	106.8770	7/18/1976	109.5500	10/13/1978	128.4930
4/24/1974	105.5940	7/19/1976	109.2060	10/14/1978	128.4930
4/25/1974	104.7580	7/20/1976	108.9300	10/15/1978	128.4930
4/26/1974	105.0120	7/21/1976	108.9820	10/16/1978	127.0780
4/27/1974	105.0120	7/22/1976	109.1590	10/17/1978	126.9770
4/28/1974	105.0120	7/23/1976	109.0980	10/18/1978	126.6110
4/29/1974	104.8480	7/24/1976	109.0980	10/19/1978	125.6990
4/30/1974	105.3820	7/25/1976	109.0980	10/20/1978	125.2080
5/1/1974	106.6430	7/26/1976	108.8610	10/21/1978	125.2080
5/2/1974	106.6640	7/27/1976	108.3890	10/22/1978	125.2080
5/3/1974	106.1160	7/28/1976	108.1740	10/23/1978	125.2800
5/4/1974	106.1160	7/29/1976	107.9990	10/24/1978	124.3200
5/5/1974	106.1160	7/30/1976	108.2880	10/25/1978	125.0030
5/6/1974	105.9070	7/31/1976	108.2880	10/26/1978	124.4710
5/7/1974	106.0780	8/1/1976	108.2880	10/27/1978	123.7950
5/8/1974	106.2310	8/2/1976	108.0990	10/28/1978	123.7950
5/9/1974	106.9280	8/3/1976	108.8270	10/29/1978	123.7950
5/10/1974	105.9560	8/4/1976	109.2120	10/30/1978	124.7470
5/11/1974	105.9560	8/5/1976	108.8730	10/31/1978	123.4620
5/12/1974	105.9560	8/6/1976	108.6970	11/1/1978	125.6670
5/13/1974	105.1530	8/7/1976	108.6970	11/2/1978	121.6240
5/14/1974	105.0280	8/8/1976	108.6970	11/3/1978	121.6530
5/15/1974	104.7190	8/9/1976	108.4250	11/4/1978	121.6530
5/16/1974	103.9080	8/10/1976	109.2000	11/5/1978	121.6530
5/17/1974	103.1220	8/11/1976	109.1910	11/6/1978	120.5440
5/18/1974	103.1220	8/12/1976	109.2880	11/7/1978	119.7810
5/19/1974	103.1220	8/13/1976	109.3730	11/8/1978	120.4800
5/20/1974	102.5240	8/14/1976	109.3730	11/9/1978	120.1700
5/21/1974	102.2460	8/15/1976	109.3730	11/10/1978	120.3040
5/22/1974	101.8400	8/16/1976	109.3580	11/11/1978	120.3040
5/23/1974	101.8240	8/17/1976	109.7130	11/12/1978	120.3040
5/24/1974	102.5340	8/18/1976	109.6760	11/13/1978	119.2830
5/25/1974	102.5340	8/19/1976	108.8220	11/14/1978	119.0290
5/26/1974	102.5340	8/20/1976	108.0100	11/15/1978	118.5510
5/27/1974	102.6500	8/21/1976	108.0100	11/16/1978	118.6730
5/28/1974	102.3670	8/22/1976	108.0100	11/17/1978	118.6780
5/29/1974	101.3450	8/23/1976	107.4180	11/18/1978	118.6780
5/30/1974	98.7380	8/24/1976	106.8690	11/19/1978	118.6780
5/31/1974	100.8930	8/25/1976	107.1230	11/20/1978	118.5710
6/1/1974	100.8930	8/26/1976	106.7110	11/21/1978	119.0150
6/2/1974	100.8930	8/27/1976	106.7800	11/22/1978	119.3820
6/3/1974	101.6890	8/28/1976	106.7800	11/23/1978	119.6250
6/4/1974	102.4910	8/29/1976	106.7800	11/24/1978	119.6990
6/5/1974	103.1670	8/30/1976	107.1600	11/25/1978	119.6990
6/6/1974	104.3190	8/31/1976	107.7920	11/26/1978	119.6990
6/7/1974	104.6850	9/1/1976	108.6090	11/27/1978	119.5330
6/8/1974	104.6850	9/2/1976	108.6410	11/28/1978	119.0090
6/9/1974	104.6850	9/3/1976	108.8300	11/29/1978	118.1240
6/10/1974	104.6720	9/4/1976	108.8300	11/30/1978	118.7570
6/11/1974	104.0930	9/5/1976	108.8300	12/1/1978	119.4680
6/12/1974	103.8040	9/6/1976	108.7710	12/2/1978	119.4680
6/13/1974	103.7320	9/7/1976	109.3280	12/3/1978	119.4680
6/14/1974	102.9800	9/8/1976	109.1100	12/4/1978	120.3120
6/15/1974	102.9800	9/9/1976	108.5460	12/5/1978	121.1570
6/16/1974	102.9800	9/10/1976	108.6030	12/6/1978	121.6420
6/17/1974	102.0820	9/11/1976	108.6030	12/7/1978	121.0970
6/18/1974	101.3850	9/12/1976	108.6030	12/8/1978	121.1510
6/19/1974	100.7600	9/13/1976	108.1360	12/9/1978	121.1510
6/20/1974	100.0830	9/14/1976	107.8130	12/10/1978	121.1510
6/21/1974	99.0070	9/15/1976	108.1040	12/11/1978	121.9500
6/22/1974	99.0070	9/16/1976	108.8870	12/12/1978	121.4270
6/23/1974	99.0070	9/17/1976	109.5660	12/13/1978	120.8860
6/24/1974	98.9330	9/18/1976	109.5660	12/14/1978	121.0330
6/25/1974	99.7680	9/19/1976	109.5660	12/15/1978	120.5140
6/26/1974	98.8920	9/20/1976	109.6440	12/16/1978	120.5140
6/27/1974	97.5430	9/21/1976	110.7320	12/17/1978	120.5140
6/28/1974	97.4760	9/22/1976	110.7590	12/18/1978	119.6590
6/29/1974	97.4760	9/23/1976	110.3180	12/19/1978	120.5640
6/30/1974	97.4760	9/24/1976	109.9870	12/20/1978	120.9250
7/1/1974	97.3360	9/25/1976	109.9870	12/21/1978	120.1970
7/2/1974	96.1480	9/26/1976	109.9870	12/22/1978	121.7160
7/3/1974	95.7180	9/27/1976	110.0850	12/23/1978	121.7160
7/4/1974	95.4040	9/28/1976	109.0870	12/24/1978	121.7160
7/5/1974	95.1410	9/29/1976	108.6150	12/25/1978	121.7160
7/6/1974	95.1410	9/30/1976	108.4430	12/26/1978	121.7160
7/7/1974	95.1410	10/1/1976	107.7330	12/27/1978	122.4770
7/8/1974	93.2160	10/2/1976	107.7330	12/28/1978	122.6850
7/9/1974	93.0030	10/3/1976	107.7330	12/29/1978	122.2800
7/10/1974	92.3820	10/4/1976	107.4630	12/30/1978	122.2800
7/11/1974	92.2020	10/5/1976	106.8200	12/31/1978	122.2800
7/12/1974	94.4520	10/6/1976	106.2190	1/1/1979	122.2800
7/13/1974	94.4520	10/7/1976	106.4720	1/2/1979	123.0460
7/14/1974	94.4520	10/8/1976	105.5590	1/3/1979	123.2590
7/15/1974	94.8760	10/9/1976	105.5590	1/4/1979	123.8180
7/16/1974	94.4350	10/10/1976	105.5590	1/5/1979	124.7350
7/17/1974	94.8850	10/11/1976	104.6180	1/6/1979	124.7350
7/18/1974	95.0780	10/12/1976	103.5590	1/7/1979	124.7350
7/19/1974	95.1140	10/13/1976	104.2860	1/8/1979	124.8300
7/20/1974	95.1140	10/14/1976	103.4110	1/9/1979	125.0610
7/21/1974	95.1140	10/15/1976	103.2160	1/10/1979	124.5470
7/22/1974	95.3090	10/16/1976	103.2160	1/11/1979	124.6280
7/23/1974	95.9970	10/17/1976	103.2160	1/12/1979	124.9390
7/24/1974	96.3780	10/18/1976	103.8310	1/13/1979	124.9390
7/25/1974	95.8690	10/19/1976	103.8850	1/14/1979	124.9390
7/26/1974	94.5380	10/20/1976	104.1250	1/15/1979	125.5980
7/27/1974	94.5380	10/21/1976	103.3830	1/16/1979	124.9090
7/28/1974	94.5380	10/22/1976	102.5900	1/17/1979	125.1280
7/29/1974	93.0830	10/23/1976	102.5900	1/18/1979	125.3400
7/30/1974	92.4680	10/24/1976	102.5900	1/19/1979	125.2930
7/31/1974	91.4620	10/25/1976	102.2320	1/20/1979	125.2930
8/1/1974	90.7040	10/26/1976	102.7600	1/21/1979	125.2930
8/2/1974	90.2550	10/27/1976	103.3890	1/22/1979	125.2500
8/3/1974	90.2550	10/28/1976	103.3210	1/23/1979	125.6640
8/4/1974	90.2550	10/29/1976	104.3950	1/24/1979	125.3980
8/5/1974	90.4050	10/30/1976	104.3950	1/25/1979	125.9070
8/6/1974	91.0710	10/31/1976	104.3950	1/26/1979	126.5120
8/7/1974	92.5040	11/1/1976	104.7410	1/27/1979	126.5120
8/8/1974	91.9160	11/2/1976	104.8770	1/28/1979	126.5120
8/9/1974	91.5350	11/3/1976	104.0440	1/29/1979	126.0540
8/10/1974	91.5350	11/4/1976	104.5180	1/30/1979	125.8550
8/11/1974	91.5350	11/5/1976	103.6000	1/31/1979	125.0600
8/12/1974	90.6170	11/6/1976	103.6000	2/1/1979	124.6660
8/13/1974	89.5470	11/7/1976	103.6000	2/2/1979	124.2520
8/14/1974	87.8430	11/8/1976	102.4800	2/3/1979	124.2520
8/15/1974	87.3420	11/9/1976	102.2780	2/4/1979	124.2520
8/16/1974	86.7300	11/10/1976	102.2010	2/5/1979	123.4870
8/17/1974	86.7300	11/11/1976	102.7610	2/6/1979	123.4390
8/18/1974	86.7300	11/12/1976	102.6230	2/7/1979	123.3140
8/19/1974	85.4600	11/13/1976	102.6230	2/8/1979	123.5350
8/20/1974	85.4750	11/14/1976	102.6230	2/9/1979	123.2580
8/21/1974	84.3350	11/15/1976	103.0900	2/10/1979	123.2580
8/22/1974	83.6020	11/16/1976	102.9940	2/11/1979	123.2580
8/23/1974	83.0280	11/17/1976	103.3090	2/12/1979	123.1920
8/24/1974	83.0280	11/18/1976	104.2900	2/13/1979	123.5500
8/25/1974	83.0280	11/19/1976	104.3620	2/14/1979	123.7480
8/26/1974	83.0010	11/20/1976	104.3620	2/15/1979	123.4530
8/27/1974	82.3690	11/21/1976	104.3620	2/16/1979	123.5670
8/28/1974	81.6960	11/22/1976	104.6520	2/17/1979	123.5670
8/29/1974	81.0880	11/23/1976	104.0960	2/18/1979	123.5670
8/30/1974	82.3900	11/24/1976	104.4320	2/19/1979	123.6580
8/31/1974	82.3900	11/25/1976	104.4660	2/20/1979	124.1320
9/1/1974	82.3900	11/26/1976	105.0480	2/21/1979	123.8950
9/2/1974	82.6860	11/27/1976	105.0480	2/22/1979	123.4360
9/3/1974	81.2420	11/28/1976	105.0480	2/23/1979	123.1530
9/4/1974	79.6910	11/29/1976	104.3370	2/24/1979	123.1530
9/5/1974	81.1750	11/30/1976	103.7250	2/25/1979	123.1530
9/6/1974	81.3880	12/1/1976	103.9610	2/26/1979	123.1470
9/7/1974	81.3880	12/2/1976	103.8260	2/27/1979	122.3370
9/8/1974	81.3880	12/3/1976	104.7140	2/28/1979	122.3530
9/9/1974	80.2970	12/4/1976	104.7140	3/1/1979	122.1960
9/10/1974	79.6180	12/5/1976	104.7140	3/2/1979	122.3970
9/11/1974	79.1940	12/6/1976	105.4450	3/3/1979	122.3970
9/12/1974	77.9140	12/7/1976	105.7440	3/4/1979	122.3970
9/13/1974	76.7780	12/8/1976	106.5460	3/5/1979	123.4810
9/14/1974	76.7780	12/9/1976	107.0640	3/6/1979	123.5230
9/15/1974	76.7780	12/10/1976	107.2330	3/7/1979	124.0400
9/16/1974	76.8960	12/11/1976	107.2330	3/8/1979	125.2200
9/17/1974	77.6400	12/12/1976	107.2330	3/9/1979	125.4710
9/18/1974	77.8350	12/13/1976	107.3110	3/10/1979	125.4710
9/19/1974	79.4030	12/14/1976	107.3910	3/11/1979	125.4710
9/20/1974	79.6290	12/15/1976	107.5760	3/12/1979	125.5920
9/21/1974	79.6290	12/16/1976	107.2190	3/13/1979	125.2100
9/22/1974	79.6290	12/17/1976	107.2160	3/14/1979	125.1110
9/23/1974	79.0120	12/18/1976	107.2160	3/15/1979	125.1280
9/24/1974	78.0220	12/19/1976	107.2160	3/16/1979	125.8570
9/25/1974	77.4200	12/20/1976	107.0020	3/17/1979	125.8570
9/26/1974	76.6120	12/21/1976	107.6420	3/18/1979	125.8570
9/27/1974	75.4840	12/22/1976	108.2680	3/19/1979	126.0670
9/28/1974	75.4840	12/23/1976	108.5250	3/20/1979	125.7280
9/29/1974	75.4840	12/24/1976	108.6190	3/21/1979	126.2010
9/30/1974	74.4540	12/25/1976	108.6190	3/22/1979	126.6110
10/1/1974	74.3150	12/26/1976	108.6190	3/23/1979	127.0690
10/2/1974	74.6040	12/27/1976	109.7300	3/24/1979	127.0690
10/3/1974	73.4520	12/28/1976	110.4760	3/25/1979	127.0690
10/4/1974	73.1460	12/29/1976	110.3030	3/26/1979	126.7130
10/5/1974	73.1460	12/30/1976	110.8580	3/27/1979	127.8070
10/6/1974	73.1460	12/31/1976	111.2620	3/28/1979	127.6970
10/7/1974	74.7370	1/1/1977	111.2620	3/29/1979	127.6570
10/8/1974	75.0480	1/2/1977	111.2620	3/30/1979	127.0680
10/9/1974	76.3800	1/3/1977	111.0630	3/31/1979	127.0680
10/10/1974	78.0300	1/4/1977	110.5090	4/1/1979	127.0680
10/11/1974	78.9880	1/5/1977	109.7520	4/2/1979	125.9710
10/12/1974	78.9880	1/6/1977	109.7730	4/3/1979	126.2520
10/13/1974	78.9880	1/7/1977	109.6350	4/4/1979	126.3510
10/14/1974	80.2600	1/8/1977	109.6350	4/5/1979	127.0230
10/15/1974	79.9300	1/9/1977	109.6350	4/6/1979	126.9560
10/16/1974	79.4350	1/10/1977	109.8220	4/7/1979	126.9560
10/17/1974	79.5730	1/11/1977	108.7630	4/8/1979	126.9560
10/18/1974	80.5340	1/12/1977	108.0750	4/9/1979	126.7510
10/19/1974	80.5340	1/13/1977	108.7940	4/10/1979	127.2060
10/20/1974	80.5340	1/14/1977	108.6810	4/11/1979	126.9870
10/21/1974	81.0720	1/15/1977	108.6810	4/12/1979	126.6390
10/22/1974	81.1030	1/16/1977	108.6810	4/13/1979	126.6390
10/23/1974	79.7230	1/17/1977	108.4800	4/14/1979	126.6390
10/24/1974	78.9200	1/18/1977	108.1430	4/15/1979	126.6390
10/25/1974	78.9750	1/19/1977	108.7140	4/16/1979	126.0830
10/26/1974	78.9750	1/20/1977	108.1920	4/17/1979	125.7210
10/27/1974	78.9750	1/21/1977	108.3700	4/18/1979	125.9820
10/28/1974	78.5370	1/22/1977	108.3700	4/19/1979	125.9390
10/29/1974	80.5010	1/23/1977	108.3700	4/20/1979	125.8180
10/30/1974	81.3450	1/24/1977	108.3360	4/21/1979	125.8180
10/31/1974	81.3290	1/25/1977	108.1280	4/22/1979	125.8180
11/1/1974	81.1200	1/26/1977	107.7750	4/23/1979	126.1170
11/2/1974	81.1200	1/27/1977	107.3770	4/24/1979	126.9470
11/3/1974	81.1200	1/28/1977	107.4880	4/25/1979	127.1510
11/4/1974	80.4810	1/29/1977	107.4880	4/26/1979	126.6420
11/5/1974	81.6170	1/30/1977	107.4880	4/27/1979	126.5270
11/6/1974	81.6000	1/31/1977	107.2620	4/28/1979	126.5270
11/7/1974	82.0170	2/1/1977	107.8500	4/29/1979	126.5270
11/8/1974	81.9240	2/2/1977	107.9720	4/30/1979	126.5220
11/9/1974	81.9240	2/3/1977	107.5610	5/1/1979	126.4330
11/10/1974	81.9240	2/4/1977	107.4900	5/2/1979	126.5020
11/11/1974	82.4370	2/5/1977	107.4900	5/3/1979	126.8250
11/12/1974	81.6600	2/6/1977	107.4900	5/4/1979	126.5990
11/13/1974	80.9810	2/7/1977	107.5550	5/5/1979	126.5990
11/14/1974	81.0080	2/8/1977	107.2940	5/6/1979	126.5990
11/15/1974	80.4780	2/9/1977	106.7230	5/7/1979	126.0350
11/16/1974	80.4780	2/10/1977	106.7310	5/8/1979	125.9140
11/17/1974	80.4780	2/11/1977	106.0970	5/9/1979	125.9500
11/18/1974	78.6700	2/12/1977	106.0970	5/10/1979	125.3610
11/19/1974	77.7570	2/13/1977	106.0970	5/11/1979	125.1370
11/20/1974	77.4980	2/14/1977	106.2790	5/12/1979	125.1370
11/21/1974	77.4330	2/15/1977	106.5830	5/13/1979	125.1370
11/22/1974	78.2620	2/16/1977	107.1100	5/14/1979	124.8210
11/23/1974	78.2620	2/17/1977	107.0150	5/15/1979	124.7640
11/24/1974	78.2620	2/18/1977	106.8140	5/16/1979	125.1110
11/25/1974	78.1880	2/19/1977	106.8140	5/17/1979	125.5820
11/26/1974	78.8730	2/20/1977	106.8140	5/18/1979	124.8240
11/27/1974	79.6770	2/21/1977	106.6810	5/19/1979	124.8240
11/28/1974	79.6490	2/22/1977	106.6460	5/20/1979	124.8240
11/29/1974	79.8080	2/23/1977	106.5380	5/21/1979	124.4890
11/30/1974	79.8080	2/24/1977	106.2150	5/22/1979	124.8320
12/1/1974	79.8080	2/25/1977	106.2170	5/23/1979	124.3980
12/2/1974	78.6480	2/26/1977	106.2170	5/24/1979	124.3560
12/3/1974	77.7000	2/27/1977	106.2170	5/25/1979	124.6630
12/4/1974	77.7340	2/28/1977	106.5200	5/26/1979	124.6630
12/5/1974	76.9030	3/1/1977	107.2360	5/27/1979	124.6630
12/6/1974	75.9510	3/2/1977	106.9980	5/28/1979	124.7350
12/7/1974	75.9510	3/3/1977	107.4340	5/29/1979	124.5770
12/8/1974	75.9510	3/4/1977	107.5590	5/30/1979	123.9150
12/9/1974	76.4970	3/5/1977	107.5590	5/31/1979	123.9640
12/10/1974	77.2810	3/6/1977	107.5590	6/1/1979	123.6600
12/11/1974	77.4340	3/7/1977	107.5200	6/2/1979	123.6600
12/12/1974	77.1310	3/8/1977	107.1890	6/3/1979	123.6600
12/13/1974	76.8810	3/9/1977	106.7350	6/4/1979	123.7860
12/14/1974	76.8810	3/10/1977	107.1520	6/5/1979	124.5160
12/15/1974	76.8810	3/11/1977	106.9700	6/6/1979	125.1420
12/16/1974	76.4880	3/12/1977	106.9700	6/7/1979	125.2360
12/17/1974	77.3720	3/13/1977	106.9700	6/8/1979	124.8700
12/18/1974	77.7820	3/14/1977	107.5680	6/9/1979	124.8700
12/19/1974	77.6190	3/15/1977	108.0280	6/10/1979	124.8700
12/20/1974	77.1440	3/16/1977	108.2640	6/11/1979	124.8330
12/21/1974	77.1440	3/17/1977	108.2500	6/12/1979	125.6380
12/22/1974	77.1440	3/18/1977	108.0570	6/13/1979	125.0820
12/23/1974	76.3400	3/19/1977	108.0570	6/14/1979	124.7760
12/24/1974	76.9310	3/20/1977	108.0570	6/15/1979	125.0750
12/25/1974	76.9310	3/21/1977	107.5830	6/16/1979	125.0750
12/26/1974	77.4630	3/22/1977	107.3820	6/17/1979	125.0750
12/27/1974	77.1250	3/23/1977	107.0880	6/18/1979	124.9590
12/28/1974	77.1250	3/24/1977	106.5610	6/19/1979	125.1420
12/29/1974	77.1250	3/25/1977	106.0630	6/20/1979	125.5610
12/30/1974	77.3340	3/26/1977	106.0630	6/21/1979	125.8070
12/31/1974	78.2370	3/27/1977	106.0630	6/22/1979	126.6480
1/1/1975	78.2370	3/28/1977	105.8180	6/23/1979	126.6480
1/2/1975	79.0980	3/29/1977	106.4260	6/24/1979	126.6480
1/3/1975	79.6490	3/30/1977	105.8000	6/25/1979	126.5050
1/4/1975	79.6490	3/31/1977	105.5810	6/26/1979	126.3130
1/5/1975	79.6490	4/1/1977	106.0860	6/27/1979	126.9230
1/6/1975	79.8140	4/2/1977	106.0860	6/28/1979	127.3010
1/7/1975	79.9010	4/3/1977	106.0860	6/29/1979	127.1700
1/8/1975	79.4690	4/4/1977	105.3120	6/30/1979	127.1700
1/9/1975	80.3360	4/5/1977	104.8930	7/1/1979	127.1700
1/10/1975	81.5700	4/6/1977	104.8680	7/2/1979	126.7640
1/11/1975	81.5700	4/7/1977	105.0700	7/3/1979	126.8630
1/12/1975	81.5700	4/8/1977	105.0700	7/4/1979	127.2120
1/13/1975	81.7340	4/9/1977	105.0700	7/5/1979	127.4900
1/14/1975	81.2880	4/10/1977	105.0700	7/6/1979	128.0310
1/15/1975	81.6240	4/11/1977	105.5420	7/7/1979	128.0310
1/16/1975	81.9960	4/12/1977	106.7800	7/8/1979	128.0310
1/17/1975	81.6670	4/13/1977	107.0240	7/9/1979	128.0790
1/18/1975	81.6670	4/14/1977	107.6340	7/10/1979	127.7900
1/19/1975	81.6670	4/15/1977	107.6470	7/11/1979	127.4160
1/20/1975	81.5800	4/16/1977	107.6470	7/12/1979	126.5000
1/21/1975	81.7070	4/17/1977	107.6470	7/13/1979	125.8290
1/22/1975	82.5280	4/18/1977	107.3600	7/14/1979	125.8290
1/23/1975	83.0430	4/19/1977	107.0980	7/15/1979	125.8290
1/24/1975	84.4160	4/20/1977	107.5330	7/16/1979	126.7380
1/25/1975	84.4160	4/21/1977	107.3630	7/17/1979	126.7020
1/26/1975	84.4160	4/22/1977	106.5760	7/18/1979	126.9530
1/27/1975	86.8720	4/23/1977	106.5760	7/19/1979	126.8070
1/28/1975	87.9510	4/24/1977	106.5760	7/20/1979	126.7880
1/29/1975	89.1170	4/25/1977	105.4330	7/21/1979	126.7880
1/30/1975	89.1270	4/26/1977	105.2670	7/22/1979	126.7880
1/31/1975	89.3980	4/27/1977	105.9060	7/23/1979	126.6960
2/1/1975	89.3980	4/28/1977	106.1870	7/24/1979	127.2490
2/2/1975	89.3980	4/29/1977	106.4600	7/25/1979	127.8100
2/3/1975	90.1190	4/30/1977	106.4600	7/26/1979	127.9170
2/4/1975	89.4980	5/1/1977	106.4600	7/27/1979	128.0480
2/5/1975	90.5500	5/2/1977	106.9360	7/28/1979	128.0480
2/6/1975	90.7000	5/3/1977	107.2600	7/29/1979	128.0480
2/7/1975	91.3150	5/4/1977	107.6960	7/30/1979	127.6850
2/8/1975	91.3150	5/5/1977	107.8810	7/31/1979	127.7460
2/9/1975	91.3150	5/6/1977	107.5280	8/1/1979	128.0380
2/10/1975	91.8440	5/7/1977	107.5280	8/2/1979	128.2130
2/11/1975	91.9250	5/8/1977	107.5280	8/3/1979	128.2860
2/12/1975	93.0320	5/9/1977	107.1670	8/4/1979	128.2860
2/13/1975	94.5340	5/10/1977	107.2950	8/5/1979	128.2860
2/14/1975	94.9080	5/11/1977	106.7230	8/6/1979	128.6170
2/15/1975	94.9080	5/12/1977	106.6660	8/7/1979	129.3830
2/16/1975	94.9080	5/13/1977	106.9490	8/8/1979	129.7300
2/17/1975	94.6090	5/14/1977	106.9490	8/9/1979	129.4230
2/18/1975	93.9430	5/15/1977	106.9490	8/10/1979	130.3910
2/19/1975	94.6120	5/16/1977	107.1270	8/11/1979	130.3910
2/20/1975	95.4280	5/17/1977	107.2620	8/12/1979	130.3910
2/21/1975	95.8960	5/18/1977	107.8700	8/13/1979	131.2500
2/22/1975	95.8960	5/19/1977	107.5100	8/14/1979	131.0480
2/23/1975	95.8960	5/20/1977	107.0780	8/15/1979	131.7400
2/24/1975	95.4380	5/21/1977	107.0780	8/16/1979	131.7390
2/25/1975	94.4880	5/22/1977	107.0780	8/17/1979	131.7650
2/26/1975	95.3160	5/23/1977	106.0910	8/18/1979	131.7650
2/27/1975	96.2750	5/24/1977	105.8740	8/19/1979	131.7650
2/28/1975	97.0470	5/25/1977	105.3470	8/20/1979	131.9270
3/1/1975	97.0470	5/26/1977	105.3710	8/21/1979	131.9160
3/2/1975	97.0470	5/27/1977	104.8470	8/22/1979	131.7980
3/3/1975	98.0180	5/28/1977	104.8470	8/23/1979	131.5290
3/4/1975	98.2610	5/29/1977	104.8470	8/24/1979	131.6060
3/5/1975	97.9130	5/30/1977	104.7680	8/25/1979	131.6060
3/6/1975	98.8300	5/31/1977	104.7340	8/26/1979	131.6060
3/7/1975	99.1620	6/1/1977	105.2290	8/27/1979	131.8980
3/8/1975	99.1620	6/2/1977	105.1090	8/28/1979	131.9980
3/9/1975	99.1620	6/3/1977	105.7890	8/29/1979	131.8860
3/10/1975	99.7240	6/4/1977	105.7890	8/30/1979	132.2390
3/11/1975	99.0540	6/5/1977	105.7890	8/31/1979	132.4890
3/12/1975	98.4550	6/6/1977	105.5600	9/1/1979	132.4890
3/13/1975	98.3720	6/7/1977	105.6890	9/2/1979	132.4890
3/14/1975	98.9000	6/8/1977	105.9650	9/3/1979	132.3350
3/15/1975	98.9000	6/9/1977	105.8820	9/4/1979	131.2740
3/16/1975	98.9000	6/10/1977	105.9510	9/5/1979	130.6710
3/17/1975	99.4790	6/11/1977	105.9510	9/6/1979	131.2110
3/18/1975	98.8570	6/12/1977	105.9510	9/7/1979	131.8920
3/19/1975	98.4200	6/13/1977	105.9090	9/8/1979	131.8920
3/20/1975	97.5530	6/14/1977	107.1160	9/9/1979	131.8920
3/21/1975	97.1690	6/15/1977	106.9700	9/10/1979	132.4240
3/22/1975	97.1690	6/16/1977	107.2350	9/11/1979	131.9430
3/23/1975	97.1690	6/17/1977	107.3940	9/12/1979	131.9600
3/24/1975	95.1430	6/18/1977	107.3940	9/13/1979	131.8580
3/25/1975	95.5370	6/19/1977	107.3940	9/14/1979	132.2400
3/26/1975	96.8980	6/20/1977	107.6130	9/15/1979	132.2400
3/27/1975	97.4360	6/21/1977	107.7130	9/16/1979	132.2400
3/28/1975	97.4360	6/22/1977	107.6710	9/17/1979	132.0710
3/29/1975	97.4360	6/23/1977	107.8500	9/18/1979	131.7040
3/30/1975	97.4360	6/24/1977	108.4060	9/19/1979	131.7250
3/31/1975	97.5100	6/25/1977	108.4060	9/20/1979	133.6140
4/1/1975	96.8840	6/26/1977	108.4060	9/21/1979	134.0180
4/2/1975	96.8520	6/27/1977	108.5860	9/22/1979	134.0180
4/3/1975	96.1730	6/28/1977	108.0790	9/23/1979	134.0180
4/4/1975	95.4360	6/29/1977	108.0230	9/24/1979	133.4810
4/5/1975	95.4360	6/30/1977	108.3950	9/25/1979	133.8220
4/6/1975	95.4360	7/1/1977	108.0370	9/26/1979	134.3300
4/7/1975	95.2110	7/2/1977	108.0370	9/27/1979	135.4190

[end scatter chart]

1/11/73
MSCI World Index hits high

3/13/73
New Perspective Fund founded

10/4/74
MSCI World Index sets low — down 45.7%

9/27/79
MSCI World Index fully recovers from 1973–1974 decline

10/4/74–9/27/79
Annualized return during recovery
13.16%

1973	1974	1975	1976	1977	1978	1979
Oil	Nixon	U.S.	New York City	Energy	Unrest	U.S.
embargo	resigns	unemployment	threatens	crisis	in Iran	inflation
		reaches 9%	bankruptcy			reaches 13%
A series of challenging years

The daily values for this chart are based on the change in price of the companies in the MSCI World Index. Daily values and declines exclude dividends and/or distributions. The index is unmanaged and, therefore, has no expenses.
[End Sidebar]

Summary investment portfolio  September 30, 2011

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification	Percent of net assets

Information technology	14.04
Consumer discretionary	14.00
Health care	11.66
Consumer staples	11.43
Financials	9.59
Other securities	0.20
Other industries	30.11
Short-term securities & other assets less liabilities	8.97
[end pie chart]

Country diversification	Percent of net assets

United States	38.5%
Euro zone*	14.3
United Kingdom	7.6
Japan	5.5
Canada	4.4
Denmark	4.1
Switzerland	3.9
South Africa	2.7
South Korea	1.8
Other countries	8.2
Short-term securities & other assets less liabilities	9.0

*Countries using the euro as a common currency; those represented in the fund's portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

			Percent
		Value	of net
Common stocks - 90.83%	Shares	(000)	assets

Information technology - 14.04%
Apple Inc. (1)	1,825,000	$695,653	1.83
Manufacturer of personal computers and various software products, as well as portable media players, browsers and smartphones.
Google Inc., Class A (1)	1,004,000	516,438	1.36
One of the most frequently used website search engines in the world.
Oracle Corp.	17,586,100	505,425	1.33
Major supplier of database management software. Also develops business applications and provides consulting and support.
Texas Instruments Inc.	16,249,062	433,037	1.14
Global maker of semiconductors and a leading producer of digital signal processors.
ASML Holding NV (2)	6,049,444	210,207
ASML Holding NV (New York registered)	3,331,000	115,053	.86
A leading supplier of lithography equipment used in manufacturing semiconductors.
Samsung Electronics Co. Ltd. (2)	462,400	323,917	.85
Korea's top electronics manufacturer and a global leader in semiconductor production.
Taiwan Semiconductor Manufacturing Co. Ltd. (2)	103,618,994	234,776
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	6,500,000	74,295	.82
One of the world's largest semiconductor manufacturers.
EMC Corp. (1)	12,377,000	259,793	.69
A leading maker of computer memory storage and retrieval products.
Other securities		1,956,177	5.16
		5,324,771	14.04

Consumer discretionary - 14.00%
Amazon.com, Inc. (1)	3,555,000	768,698	2.03
Major online retailer of books, CDs, DVDs, toys, apparel, home furnishings and other products.
Naspers Ltd., Class N (2)	9,713,100	420,450	1.11
Owns operations in pay-TV, Internet services, print media and book publishing.
Home Depot, Inc.	12,100,000	397,727	1.05
The world's largest home improvement retailer.
Hyundai Mobis Co., Ltd. (2)	1,050,824	298,437	.79
Auto parts supplier based in South Korea.
Burberry Group PLC (2)	16,035,000	290,257	.77
British manufacturer of luxury clothing and non-apparel accessories.
adidas AG (2)	4,485,478	270,637	.71
Global manufacturer of sports apparel.
Starbucks Corp.	7,200,000	268,488	.71
Sells high-quality coffee, coffee products and pastries through its retail stores in the U.S., with a growing presence abroad.
priceline.com Inc. (1)	501,000	225,179	.59
Operates an online marketplace primarily for discounted travel services.
Honda Motor Co., Ltd. (2)	7,625,000	223,565	.59
Develops, manufactures and sells automobiles, motorcycles and power equipment.
Other securities		2,144,009	5.65
		5,307,447	14.00

Health care - 11.66%
Novo Nordisk A/S, Class B (2)	14,068,600	1,398,588	3.69
A global leader in drugs to treat diabetes.
Merck & Co., Inc.	10,327,573	337,815	.89
Among the world's largest pharmaceutical companies, and a leader in cardiovascular medicine.
Novartis AG (2)	5,743,000	320,514	.85
One of the world's largest pharmaceutical companies.
Baxter International Inc.	5,265,000	295,577	.78
A leading maker of blood products, renal products and IV supplies and solutions.
Bayer AG (2)	5,110,860	280,872	.74
Makes pharmaceuticals and over-the-counter medicines, and develops medical diagnostic equipment.
Other securities		1,787,752	4.71
		4,421,118	11.66

Consumer staples - 11.43%
British American Tobacco PLC (2)	13,759,500	583,195	1.54
The world's second-largest tobacco company.
Nestlé SA (2)	7,583,000	416,840	1.10
Global packaged food and beverage company based in Switzerland.
Pernod Ricard SA (2)	4,929,020	386,476	1.02
Produces wine, spirits and nonalcoholic beverages.
SABMiller PLC (2)	10,164,008	330,351	.87
Major global brewer with interests in over 60 countries. The company is also one of the largest bottlers of Coca-Cola products.
Unilever NV, depository receipts (2)	10,245,000	324,500	.85
A global consumer goods company. Its products include Breyers ice cream, Dove soap and Lipton teas.
Anheuser-Busch InBev NV (2)	5,844,050	309,930	.82
One of the world's largest brewers.
Shoprite Holdings Ltd. (2)	20,014,926	280,238	.74
Major food retailer in Africa.
Philip Morris International Inc.	3,640,000	227,063	.60
One of the world's largest international tobacco companies.
Other securities		1,475,369	3.89
		4,333,962	11.43

Financials - 9.59%
ACE Ltd.	6,354,000	385,052	1.02
Global provider of property and casualty insurance and reinsurance products.
American Express Co.	7,500,000	336,750	.89
A leading travel and financial services company.
ICICI Bank Ltd. (2)	17,438,656	306,668	.81
India-based financial services company offering banking services through traditional and electronic channels.
Bank of Nova Scotia	5,320,000	267,650	.70
This major bank provides financial services to Canadian and international clients.
Citigroup Inc.	9,911,500	253,933	.67
Financial services company engaged in consumer, corporate and investment banking and insurance.
Moody's Corp.	7,340,100	223,506	.59
Publishes credit ratings and research on fixed-income securities and commmercial and government entities.
Other securities		1,862,934	4.91
		3,636,493	9.59

Materials - 8.89%
Newmont Mining Corp.	10,398,000	654,034	1.72
One of the world's largest gold producers, with international gold and mineral mining operations.
Barrick Gold Corp.	11,500,000	536,475	1.41
Owns and operates gold mines in North and South America, Australia and Africa.
Linde AG (2)	2,030,400	270,800	.72
Major industrial gas company headquartered in Germany.
Gold Fields Ltd. (2)	17,000,000	261,353	.69
Among the world's largest gold mining and exploration companies.
Other securities		1,647,787	4.35
		3,370,449	8.89

Industrials - 8.56%
Schneider Electric SA (2)	6,626,348	356,753	.94
An international supplier of industrial electrical equipment and industrial automation equipment.
United Technologies Corp.	3,970,000	279,329	.74
Among the world's leading producers of elevators, jet engines, helicopters, aerospace systems, security services, and heating and air conditioning systems.
General Electric Co.	14,300,000	217,932	.57
Global operator of infrastructure, technology, energy and finance businesses.
Other securities		2,392,307	6.31
		3,246,321	8.56

Energy - 5.55%
Canadian Natural Resources, Ltd.	9,270,000	272,200	.72
One of Canada's largest oil and natural gas producers.
Other securities		1,831,021	4.83
		2,103,221	5.55

Telecommunication services - 2.46%
América Móvil, SAB de CV, Series L (ADR)	20,033,896	442,348
América Móvil, SAB de CV, Series L	71,820,000	79,285	1.38
Latin America's largest integrated communications provider.
Other securities		409,722	1.08
		931,355	2.46

Utilities - 1.16%
GDF SUEZ (2)	7,613,289	227,434	.60
Major natural gas and electricity company based in France.
Other securities		214,162	.56
		441,596	1.16

Miscellaneous - 3.49%
Other common stocks in initial period of acquisition		1,321,988	3.49

Total common stocks (cost: $28,731,387,000)		34,438,721	90.83

			Percent
		Value	of net
Preferred stocks - 0.07%		(000)	assets

Information technology - 0.07%
Other securities		25,000	.07

Total preferred stocks (cost: $25,000,000)		25,000	.07

	Principal		Percent
	amount	Value	of net
Bonds & notes - 0.13%	(000)	(000)	assets

Bonds & notes of U.S. government agencies - 0.13%
Freddie Mac 1.25% 2012	$50,000	$50,317	.13

Total bonds & notes (cost: $50,300,000)		50,317	.13

	Principal		Percent
	amount	Value	of net
Short-term securities - 8.84%	(000)	(000)	assets

Freddie Mac 0.10%-0.21% due 11/1/2011-6/1/2012	669,700	669,597	1.77
Fannie Mae 0.09%-0.227% due 10/26/2011-8/2/2012	598,025	597,844	1.58
Federal Home Loan Bank 0.104%-0.32% due 10/26/2011-7/11/2012	494,200	494,069	1.30
U.S. Treasury Bills 0.185%-0.29% due 11/17/2011-6/28/2012	325,600	325,560	.86
Nestlé Capital Corp. 0.17% due 12/1/2011 (3)	31,345	31,341	.08
Other securities		1,234,695	3.25

Total short-term securities (cost: $3,352,150,000)		3,353,106	8.84

Total investment securities (cost: $32,158,837,000)		37,867,144	99.87
Other assets less liabilities		49,979	.13

Net assets		$37,917,123	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $25,000,000, a cost of $25,000,000 and representing .07% of the net assets of the fund) was acquired through a private placement transaction on 2/18/2011, that may subject it to legal or contractual restrictions on resale.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's holdings in affiliated companies is included in "Other securities" under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended September 30, 2011, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 9/30/2011 (000)
Michael Page International PLC (2)	16,800,000	-	-	16,800,000	$2,564	$95,569
AMR Corp. (1)	20,000,000	-	-	20,000,000	-	59,200
					$2,564	$154,769

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $16,803,104,000, which represented 44.32% of the net assets of the fund. This amount includes $16,778,104,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $382,208,000, which represented 1.01% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2011	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $31,881,992)	$37,712,375
Affiliated issuers (cost: $276,845)	154,769	$37,867,144
Cash denominated in currencies other than U.S. dollars
(cost: $3,440)		3,440
Cash		101
Receivables for:
Sales of investments	72,887
Sales of fund's shares	23,676
Dividends and interest	67,554	164,117
		38,034,802
Liabilities:
Payables for:
Purchases of investments	40,005
Repurchases of fund's shares	47,310
Investment advisory services	12,792
Services provided by related parties	13,950
Directors' deferred compensation	3,028
Other	594	117,679
Net assets at September 30, 2011		$37,917,123

Net assets consist of:
Capital paid in on shares of capital stock		$33,371,921
Undistributed net investment income		365,596
Accumulated net realized loss		(1,527,751)
Net unrealized appreciation		5,707,357
Net assets at September 30, 2011		$37,917,123

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 3,000,000 shares, $.001 par value (1,528,102 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$26,896,281	1,080,915	$24.88
Class B	507,368	20,780	24.42
Class C	1,191,071	49,378	24.12
Class F-1	946,148	38,209	24.76
Class F-2	507,901	20,397	24.90
Class 529-A	910,862	36,904	24.68
Class 529-B	63,690	2,625	24.26
Class 529-C	219,860	9,097	24.17
Class 529-E	48,864	1,998	24.46
Class 529-F-1	25,827	1,047	24.68
Class R-1	67,017	2,792	24.01
Class R-2	491,857	20,366	24.15
Class R-3	1,068,510	43,734	24.43
Class R-4	1,038,815	42,155	24.64
Class R-5	1,037,248	41,637	24.91
Class R-6	2,895,804	116,068	24.95

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2011	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $62,505;
also includes $2,564 from affiliates)	$809,051
Interest	7,165	$816,216

Fees and expenses*:
Investment advisory services	175,422
Distribution services	120,753
Transfer agent services	42,722
Administrative services	17,981
Reports to shareholders	2,127
Registration statement and prospectus	558
Directors' compensation	815
Auditing and legal	165
Custodian	4,548
State and local taxes	492
Other	1,973	367,556
Net investment income		448,660

Net realized gain and unrealized depreciation
on investments and currency:
Net realized gain (loss) on:
Investments	1,670,474
Currency transactions	(3,719)	1,666,755
Net unrealized depreciation on:
Investments	(4,038,725)
Currency translations	(3,178)	(4,041,903)
Net realized gain and unrealized depreciation
on investments and currency		(2,375,148)
Net decrease in net assets resulting
from operations		$(1,926,488)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended September 30
	2011	2010
Operations:
Net investment income	$448,660	$461,413
Net realized gain on investments and currency transactions	1,666,755	683,085
Net unrealized (depreciation) appreciation on investments and currency translations	(4,041,903)	2,445,812
Net (decrease) increase in net assets resulting from operations	(1,926,488)	3,590,310

Dividends paid to shareholders from net investment income	(448,045)	(502,403)

Net capital share transactions	(2,507,225)	(2,411,086)

Total (decrease) increase in net assets	(4,881,758)	676,821

Net assets:
Beginning of year	42,798,881	42,122,060
End of year (including undistributed
net investment income: $365,596 and $368,827, respectively)	$37,917,123	$42,798,881

See Notes to Financial Statements

Notes to financial statements

1.	Organization

New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Future income is a secondary objective. In 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2011 or 2012; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications – The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2011 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Information technology	$3,820,171	$1,504,600	*	$-	$5,324,771
Consumer discretionary	2,592,703	2,714,744	*	-	5,307,447
Health care	1,815,175	2,605,943	*	-	4,421,118
Consumer staples	1,120,745	3,213,217	*	-	4,333,962
Financials	2,016,103	1,620,390	*	-	3,636,493
Materials	2,024,202	1,346,247	*	-	3,370,449
Industrials	1,604,604	1,641,717	*	-	3,246,321
Energy	1,404,007	699,214	*	-	2,103,221
Telecommunication services	521,633	409,722	*	-	931,355
Utilities	-	441,596	*	-	441,596
Miscellaneous	741,274	580,714	*	-	1,321,988
Preferred stocks	-	-		25,000	25,000
Bonds & notes	-	50,317		-	50,317
Short-term securities	-	3,353,106		-	3,353,106
Total	$17,660,617	$20,181,527		$25,000	$37,867,144

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $16,778,104,000 of investment securities were classified as Level 2 instead of Level 1.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended September 30, 2011 (dollars in thousands):

	Beginning value at 10/1/2010	Purchases	Ending value at 9/30/2011
Investment securities	$-	$25,000	$25,000

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions – The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks – Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. – Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging market countries.

Management – The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007, by state tax authorities for tax years before 2006 and by tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2011, the fund reclassified $3,719,000 from undistributed net investment income to accumulated net realized loss; $127,000 from undistributed net investment income to capital paid in on shares of capital stock; and $254,000 from capital paid in on shares of capital stock to accumulated net realized loss to align financial reporting with tax reporting.

As of September 30, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$410,309
Post-October currency loss deferrals (realized during the period November 1, 2010, through September 30, 2011)*	(4,405)
Capital loss carryforward expiring 2018†	(1,533,700)
Gross unrealized appreciation on investment securities	8,640,317
Gross unrealized depreciation on investment securities	(2,963,113)
Net unrealized appreciation on investment securities	5,677,204
Cost of investment securities	32,189,940

*These deferrals are considered incurred in the subsequent year.
†Reflects the utilization of capital loss carryforwards of $1,678,909,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after September 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended September 30
Share class	2011	2010
Class A	$337,429	$389,429
Class B	1,203	4,671
Class C	4,549	8,280
Class F-1	10,760	12,037
Class F-2	5,897	4,750
Class 529-A	9,960	9,801
Class 529-B	75	544
Class 529-C	726	1,185
Class 529-E	408	449
Class 529-F-1	269	225
Class R-1	293	390
Class R-2	1,868	3,166
Class R-3	9,271	11,295
Class R-4	12,047	12,008
Class R-5	16,196	36,811
Class R-6	37,094	7,362
Total	$448,045	$502,403

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.360% on such assets in excess of $55 billion. For the year ended September 30, 2011, the investment advisory services fee was $175,422,000, which was equivalent to an annualized rate of 0.388% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described on the following page:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of September 30, 2011, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$76,197	$41,845	Not applicable	Not applicable	Not applicable
Class B	7,008	877	Not applicable	Not applicable	Not applicable
Class C	14,639	Included in administrative services	$2,198	$336	Not applicable
Class F-1	2,717		1,625	92	Not applicable
Class F-2	Not applicable		706	18	Not applicable
Class 529-A	2,189		1,106	177	$1,022
Class 529-B	853		92	28	85
Class 529-C	2,496		271	69	250
Class 529-E	278		56	9	56
Class 529-F-1	-		28	4	26
Class R-1	752		105	17	Not applicable
Class R-2	4,418		877	1,546	Not applicable
Class R-3	6,247		1,871	690	Not applicable
Class R-4	2,959		1,769	25	Not applicable
Class R-5	Not applicable		1,241	9	Not applicable
Class R-6	Not applicable		1,573	4	Not applicable
Total	$120,753	$42,722	$13,518	$3,024	$1,439

Directors’ deferred compensation – Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $815,000, shown on the accompanying financial statements, includes $380,000 in current fees (either paid in cash or deferred) and a net increase of $435,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2011
Class A	$2,274,256	79,513	$324,136	11,381	$(5,533,339)	(193,873)	$(2,934,947)	(102,979)
Class B	18,106	641	1,181	42	(265,370)	(9,466)	(246,083)	(8,783)
Class C	165,681	5,939	4,379	158	(310,677)	(11,205)	(140,617)	(5,108)
Class F-1	340,765	11,955	10,205	360	(339,038)	(12,027)	11,932	288
Class F-2	280,239	9,781	4,667	164	(119,732)	(4,239)	165,174	5,706
Class 529-A	163,695	5,768	9,957	352	(107,506)	(3,796)	66,146	2,324
Class 529-B	2,285	82	75	3	(28,721)	(1,032)	(26,361)	(947)
Class 529-C	39,624	1,421	726	26	(31,636)	(1,140)	8,714	307
Class 529-E	7,286	259	408	14	(6,019)	(213)	1,675	60
Class 529-F-1	12,939	454	269	10	(4,949)	(178)	8,259	286
Class R-1	22,071	799	292	11	(19,526)	(711)	2,837	99
Class R-2	141,231	5,069	1,866	67	(183,870)	(6,603)	(40,773)	(1,467)
Class R-3	289,904	10,300	9,268	330	(319,347)	(11,353)	(20,175)	(723)
Class R-4	314,593	11,085	12,042	427	(250,910)	(8,842)	75,725	2,670
Class R-5	319,686	11,223	16,166	568	(477,040)	(16,844)	(141,188)	(5,053)
Class R-6	1,070,499	37,375	37,094	1,302	(405,136)	(14,168)	702,457	24,509
Total net increase (decrease)	$5,462,860	191,664	$432,731	15,215	$(8,402,816)	(295,690)	$(2,507,225)	(88,811)

Year ended September 30, 2010
Class A	$2,470,412	97,559	$370,990	14,583	$(5,629,322)	(224,384)	$(2,787,920)	(112,242)
Class B	20,463	819	4,558	182	(350,891)	(14,109)	(325,870)	(13,108)
Class C	187,217	7,586	7,923	319	(254,025)	(10,398)	(58,885)	(2,493)
Class F-1	323,353	12,854	10,886	430	(325,836)	(13,046)	8,403	238
Class F-2	168,110	6,670	3,774	149	(89,242)	(3,572)	82,642	3,247
Class 529-A	135,391	5,395	9,796	388	(85,089)	(3,407)	60,098	2,376
Class 529-B	2,240	90	544	21	(26,020)	(1,054)	(23,236)	(943)
Class 529-C	33,752	1,368	1,185	47	(28,753)	(1,172)	6,184	243
Class 529-E	6,917	278	449	18	(4,830)	(194)	2,536	102
Class 529-F-1	5,950	239	225	9	(2,872)	(114)	3,303	134
Class R-1	24,648	1,009	389	16	(13,501)	(554)	11,536	471
Class R-2	144,182	5,868	3,162	127	(168,185)	(6,877)	(20,841)	(882)
Class R-3	277,151	11,148	11,290	451	(305,342)	(12,346)	(16,901)	(747)
Class R-4	309,335	12,405	12,005	476	(261,385)	(10,454)	59,955	2,427
Class R-5	436,803	17,383	36,772	1,447	(1,782,180)	(68,900)	(1,308,605)	(50,070)
Class R-6	2,121,331	82,341	7,362	290	(232,178)	(9,296)	1,896,515	73,335
Total net increase (decrease)	$6,667,255	263,012	$481,310	18,953	$(9,559,651)	(379,877)	$(2,411,086)	(97,912)

(*) Includes exchanges between share classes of the fund.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $9,981,927,000 and $13,104,393,000, respectively, during the year ended September 30, 2011.

Financial highlights(1)

		(Loss) income from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income(3)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(4) (5)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(5)	Ratio of net income to average net assets(3)(5)
Class A:
Year ended 9/30/2011	$26.54	$.29	$(1.66)	$(1.37)	$(.29)	$-	$(.29)	$24.88	(5.30)%	$26,896	.77%	.77%	1.02%
Year ended 9/30/2010	24.63	.29	1.93	2.22	(.31)	-	(.31)	26.54	9.05	31,425	.79	.79	1.14
Year ended 9/30/2009	26.30	.31	.15	.46	(.55)	(1.58)	(2.13)	24.63	4.66	31,925	.85	.84	1.54
Year ended 9/30/2008	36.83	.69	(8.27)	(7.58)	(.68)	(2.27)	(2.95)	26.30	(22.51)	36,398	.75	.71	2.14
Year ended 9/30/2007	31.73	.48	7.18	7.66	(.50)	(2.06)	(2.56)	36.83	25.46	49,213	.74	.70	1.44
Class B:
Year ended 9/30/2011	26.02	.07	(1.63)	(1.56)	(.04)	-	(.04)	24.42	(6.00)	507	1.54	1.54	.24
Year ended 9/30/2010	24.15	.08	1.91	1.99	(.12)	-	(.12)	26.02	8.25	769	1.55	1.55	.34
Year ended 9/30/2009	25.70	.15	.18	.33	(.30)	(1.58)	(1.88)	24.15	3.85	1,031	1.60	1.59	.78
Year ended 9/30/2008	36.06	.44	(8.12)	(7.68)	(.41)	(2.27)	(2.68)	25.70	(23.11)	1,361	1.51	1.47	1.38
Year ended 9/30/2007	31.12	.22	7.04	7.26	(.26)	(2.06)	(2.32)	36.06	24.55	2,057	1.50	1.47	.68
Class C:
Year ended 9/30/2011	25.76	.06	(1.62)	(1.56)	(.08)	-	(.08)	24.12	(6.08)	1,191	1.58	1.58	.22
Year ended 9/30/2010	23.95	.08	1.88	1.96	(.15)	-	(.15)	25.76	8.19	1,404	1.59	1.59	.34
Year ended 9/30/2009	25.52	.15	.17	.32	(.31)	(1.58)	(1.89)	23.95	3.85	1,365	1.62	1.61	.77
Year ended 9/30/2008	35.84	.42	(8.06)	(7.64)	(.41)	(2.27)	(2.68)	25.52	(23.14)	1,554	1.55	1.51	1.33
Year ended 9/30/2007	30.96	.21	6.99	7.20	(.26)	(2.06)	(2.32)	35.84	24.47	2,022	1.56	1.52	.63
Class F-1:
Year ended 9/30/2011	26.42	.28	(1.65)	(1.37)	(.29)	-	(.29)	24.76	(5.34)	946	.81	.81	1.00
Year ended 9/30/2010	24.53	.28	1.92	2.20	(.31)	-	(.31)	26.42	9.04	1,002	.81	.81	1.13
Year ended 9/30/2009	26.20	.31	.15	.46	(.55)	(1.58)	(2.13)	24.53	4.67	924	.83	.82	1.55
Year ended 9/30/2008	36.71	.68	(8.24)	(7.56)	(.68)	(2.27)	(2.95)	26.20	(22.53)	1,034	.76	.72	2.12
Year ended 9/30/2007	31.64	.48	7.15	7.63	(.50)	(2.06)	(2.56)	36.71	25.49	1,215	.75	.71	1.44
Class F-2:
Year ended 9/30/2011	26.57	.36	(1.67)	(1.31)	(.36)	-	(.36)	24.90	(5.10)	508	.55	.55	1.28
Year ended 9/30/2010	24.67	.36	1.92	2.28	(.38)	-	(.38)	26.57	9.32	390	.55	.55	1.42
Year ended 9/30/2009	26.31	.28	.25	.53	(.59)	(1.58)	(2.17)	24.67	4.97	282	.58	.57	1.29
Period from 8/1/2008 to 9/30/2008	29.67	.08	(3.44)	(3.36)	-	-	-	26.31	(11.32)	22	.09	.08	.32
Class 529-A:
Year ended 9/30/2011	26.35	.27	(1.66)	(1.39)	(.28)	-	(.28)	24.68	(5.40)	911	.85	.85	.96
Year ended 9/30/2010	24.46	.27	1.92	2.19	(.30)	-	(.30)	26.35	9.01	911	.85	.85	1.10
Year ended 9/30/2009	26.14	.30	.15	.45	(.55)	(1.58)	(2.13)	24.46	4.62	788	.89	.88	1.50
Year ended 9/30/2008	36.63	.66	(8.22)	(7.56)	(.66)	(2.27)	(2.93)	26.14	(22.57)	737	.82	.78	2.07
Year ended 9/30/2007	31.59	.46	7.13	7.59	(.49)	(2.06)	(2.55)	36.63	25.38	862	.82	.78	1.38
Class 529-B:
Year ended 9/30/2011	25.87	.04	(1.63)	(1.59)	(.02)	-	(.02)	24.26	(6.15)	64	1.65	1.65	.13
Year ended 9/30/2010	24.04	.06	1.89	1.95	(.12)	-	(.12)	25.87	8.14	92	1.65	1.65	.26
Year ended 9/30/2009	25.64	.14	.16	.30	(.32)	(1.58)	(1.90)	24.04	3.77	109	1.71	1.70	.69
Year ended 9/30/2008	36.00	.40	(8.10)	(7.70)	(.39)	(2.27)	(2.66)	25.64	(23.20)	110	1.62	1.58	1.26
Year ended 9/30/2007	31.09	.19	7.02	7.21	(.24)	(2.06)	(2.30)	36.00	24.40	138	1.63	1.59	.57
Class 529-C:
Year ended 9/30/2011	25.82	.05	(1.62)	(1.57)	(.08)	-	(.08)	24.17	(6.11)	220	1.64	1.64	.17
Year ended 9/30/2010	24.01	.07	1.88	1.95	(.14)	-	(.14)	25.82	8.13	227	1.65	1.65	.30
Year ended 9/30/2009	25.62	.14	.16	.30	(.33)	(1.58)	(1.91)	24.01	3.77	205	1.70	1.69	.70
Year ended 9/30/2008	35.98	.40	(8.09)	(7.69)	(.40)	(2.27)	(2.67)	25.62	(23.19)	192	1.62	1.58	1.27
Year ended 9/30/2007	31.08	.19	7.03	7.22	(.26)	(2.06)	(2.32)	35.98	24.42	228	1.62	1.58	.58
Class 529-E:
Year ended 9/30/2011	26.11	.19	(1.63)	(1.44)	(.21)	-	(.21)	24.46	(5.62)	49	1.13	1.13	.68
Year ended 9/30/2010	24.26	.20	1.89	2.09	(.24)	-	(.24)	26.11	8.66	51	1.14	1.14	.81
Year ended 9/30/2009	25.91	.24	.16	.40	(.47)	(1.58)	(2.05)	24.26	4.34	45	1.19	1.18	1.21
Year ended 9/30/2008	36.34	.57	(8.17)	(7.60)	(.56)	(2.27)	(2.83)	25.91	(22.80)	41	1.11	1.07	1.78
Year ended 9/30/2007	31.36	.36	7.08	7.44	(.40)	(2.06)	(2.46)	36.34	25.02	50	1.11	1.08	1.09

Class 529-F-1:
Year ended 9/30/2011	$26.34	$.35	$(1.67)	$(1.32)	$(.34)	$-	$(.34)	$24.68	(5.18)%	$26	.64%	.64%	1.22%
Year ended 9/30/2010	24.44	.33	1.92	2.25	(.35)	-	(.35)	26.34	9.25	20	.64	.64	1.32
Year ended 9/30/2009	26.15	.34	.14	.48	(.61)	(1.58)	(2.19)	24.44	4.83	15	.69	.68	1.70
Year ended 9/30/2008	36.64	.73	(8.23)	(7.50)	(.72)	(2.27)	(2.99)	26.15	(22.41)	13	.61	.57	2.27
Year ended 9/30/2007	31.59	.53	7.13	7.66	(.55)	(2.06)	(2.61)	36.64	25.65	14	.61	.58	1.59
Class R-1:
Year ended 9/30/2011	25.66	.07	(1.61)	(1.54)	(.11)	-	(.11)	24.01	(6.06)	67	1.57	1.57	.25
Year ended 9/30/2010	23.87	.09	1.87	1.96	(.17)	-	(.17)	25.66	8.24	69	1.58	1.58	.39
Year ended 9/30/2009	25.51	.15	.15	.30	(.36)	(1.58)	(1.94)	23.87	3.84	53	1.61	1.60	.78
Year ended 9/30/2008	35.83	.42	(8.04)	(7.62)	(.43)	(2.27)	(2.70)	25.51	(23.12)	44	1.54	1.50	1.35
Year ended 9/30/2007	31.00	.22	6.98	7.20	(.31)	(2.06)	(2.37)	35.83	24.45	49	1.58	1.54	.66
Class R-2:
Year ended 9/30/2011	25.79	.07	(1.62)	(1.55)	(.09)	-	(.09)	24.15	(6.07)	492	1.57	1.57	.24
Year ended 9/30/2010	23.97	.08	1.88	1.96	(.14)	-	(.14)	25.79	8.20	563	1.61	1.61	.33
Year ended 9/30/2009	25.58	.13	.17	.30	(.33)	(1.58)	(1.91)	23.97	3.77	544	1.71	1.70	.68
Year ended 9/30/2008	35.93	.41	(8.09)	(7.68)	(.40)	(2.27)	(2.67)	25.58	(23.19)	507	1.59	1.55	1.30
Year ended 9/30/2007	31.05	.21	7.00	7.21	(.27)	(2.06)	(2.33)	35.93	24.45	644	1.60	1.53	.63
Class R-3:
Year ended 9/30/2011	26.08	.20	(1.64)	(1.44)	(.21)	-	(.21)	24.43	(5.62)	1,068	1.11	1.11	.70
Year ended 9/30/2010	24.23	.20	1.90	2.10	(.25)	-	(.25)	26.08	8.71	1,159	1.12	1.12	.82
Year ended 9/30/2009	25.88	.25	.15	.40	(.47)	(1.58)	(2.05)	24.23	4.36	1,095	1.15	1.14	1.25
Year ended 9/30/2008	36.30	.57	(8.16)	(7.59)	(.56)	(2.27)	(2.83)	25.88	(22.79)	1,005	1.09	1.05	1.79
Year ended 9/30/2007	31.33	.36	7.07	7.43	(.40)	(2.06)	(2.46)	36.30	25.03	1,245	1.10	1.06	1.11
Class R-4:
Year ended 9/30/2011	26.30	.29	(1.66)	(1.37)	(.29)	-	(.29)	24.64	(5.34)	1,039	.81	.81	1.01
Year ended 9/30/2010	24.43	.28	1.91	2.19	(.32)	-	(.32)	26.30	9.01	1,039	.81	.81	1.12
Year ended 9/30/2009	26.12	.31	.14	.45	(.56)	(1.58)	(2.14)	24.43	4.68	905	.83	.82	1.54
Year ended 9/30/2008	36.59	.67	(8.21)	(7.54)	(.66)	(2.27)	(2.93)	26.12	(22.53)	699	.79	.75	2.09
Year ended 9/30/2007	31.54	.46	7.13	7.59	(.48)	(2.06)	(2.54)	36.59	25.40	757	.81	.77	1.36
Class R-5:
Year ended 9/30/2011	26.57	.37	(1.66)	(1.29)	(.37)	-	(.37)	24.91	(5.04)	1,037	.51	.51	1.29
Year ended 9/30/2010	24.66	.32	1.97	2.29	(.38)	-	(.38)	26.57	9.34	1,241	.51	.51	1.29
Year ended 9/30/2009	26.36	.38	.14	.52	(.64)	(1.58)	(2.22)	24.66	5.00	2,386	.53	.52	1.87
Year ended 9/30/2008	36.90	.77	(8.28)	(7.51)	(.76)	(2.27)	(3.03)	26.36	(22.30)	2,462	.49	.46	2.38
Year ended 9/30/2007	31.79	.56	7.18	7.74	(.57)	(2.06)	(2.63)	36.90	25.77	2,920	.51	.47	1.68
Class R-6:
Year ended 9/30/2011	26.61	.40	(1.68)	(1.28)	(.38)	-	(.38)	24.95	(4.99)	2,896	.46	.46	1.38
Year ended 9/30/2010	24.67	.41	1.89	2.30	(.36)	-	(.36)	26.61	9.40	2,437	.46	.46	1.63
Period from 5/1/2009 to 9/30/2009	19.28	.17	5.22	5.39	-	-	-	24.67	27.96	450	.21	.21	.76

	Year ended September 30
	2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	24%	24%	32%	42%	30%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)For the year ended September 30, 2008, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.13 and .41 percentage points, respectively. The impact to the other share classes would have been similar.

(4)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(5)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of New Perspective Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Perspective Fund, Inc. (the "Fund") at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 4, 2011

Expense example
       unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2011, through September 30, 2011).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2011	Ending account value 9/30/2011	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$834.90	$3.59	.78%
Class A -- assumed 5% return	1,000.00	1,021.16	3.95	.78
Class B -- actual return	1,000.00	832.04	7.07	1.54
Class B -- assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class C -- actual return	1,000.00	831.73	7.26	1.58
Class C -- assumed 5% return	1,000.00	1,017.15	7.99	1.58
Class F-1 -- actual return	1,000.00	834.78	3.73	.81
Class F-1 -- assumed 5% return	1,000.00	1,021.01	4.10	.81
Class F-2 -- actual return	1,000.00	835.84	2.53	.55
Class F-2 -- assumed 5% return	1,000.00	1,022.31	2.79	.55
Class 529-A -- actual return	1,000.00	834.63	3.96	.86
Class 529-A -- assumed 5% return	1,000.00	1,020.76	4.36	.86
Class 529-B -- actual return	1,000.00	831.39	7.62	1.66
Class 529-B -- assumed 5% return	1,000.00	1,016.75	8.39	1.66
Class 529-C -- actual return	1,000.00	831.45	7.58	1.65
Class 529-C -- assumed 5% return	1,000.00	1,016.80	8.34	1.65
Class 529-E -- actual return	1,000.00	833.67	5.19	1.13
Class 529-E -- assumed 5% return	1,000.00	1,019.40	5.72	1.13
Class 529-F-1 -- actual return	1,000.00	835.76	2.95	.64
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.86	3.24	.64
Class R-1 -- actual return	1,000.00	831.95	7.21	1.57
Class R-1 -- assumed 5% return	1,000.00	1,017.20	7.94	1.57
Class R-2 -- actual return	1,000.00	831.61	7.21	1.57
Class R-2 -- assumed 5% return	1,000.00	1,017.20	7.94	1.57
Class R-3 -- actual return	1,000.00	833.50	5.10	1.11
Class R-3 -- assumed 5% return	1,000.00	1,019.50	5.62	1.11
Class R-4 -- actual return	1,000.00	834.98	3.73	.81
Class R-4 -- assumed 5% return	1,000.00	1,021.01	4.10	.81
Class R-5 -- actual return	1,000.00	836.18	2.30	.50
Class R-5 -- assumed 5% return	1,000.00	1,022.56	2.54	.50
Class R-6 -- actual return	1,000.00	836.40	2.12	.46
Class R-6 -- assumed 5% return	1,000.00	1,022.76	2.33	.46

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
                              unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2011:

Foreign taxes	$0.04 per share
Foreign source income	$0.44 per share
Qualified dividend income	100%
Corporate dividends received deduction	$166,268,000
U.S. government income that may be exempt from state taxation	$932,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2011:
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	–10.70%	–0.08%	5.93%
Not reflecting CDSC	–6.00	0.24	5.93

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–7.02	0.19	5.72
Not reflecting CDSC	–6.08	0.19	5.72

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	–5.34	0.99	6.55

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	–5.10	—	–1.10

Class 529-A shares4 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–10.85	–0.26	5.28
Not reflecting maximum sales charge	–5.40	0.93	5.93

Class 529-B shares2,4 — first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–10.83	–0.19	5.19
Not reflecting CDSC	–6.15	0.12	5.19

Class 529-C shares4 — first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–7.05	0.13	5.07
Not reflecting CDSC	–6.11	0.13	5.07

Class 529-E shares3,4 — first sold 3/1/02	–5.62	0.64	5.41

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–5.18	1.15	8.56

1Applicable to Classes B, C and F-1 shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 25 and 26 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors1
	Year first
	elected a
	director of
Name and age	the fund2	Principal occupation(s) during past five years

Elisabeth Allison, 65	1991	Senior Business Advisor, Harvard Medical School;
		former Partner, ANZI, Ltd. (transactional work
		specializing in joint ventures and strategic alliances)

Vanessa C.L. Chang, 59	2000	Director, EL & EL Investments (real estate)

Jaime Chico Pardo, 61	2011	Chairman of the Board and CEO, ENESA (private
		fund primarily operating and investing in the energy
		and health care sectors); Co-Chairman, IDEAL (public
		company investing and operating infrastructure
		assets); former Vice Chairman of the Board and CEO,
		TELMEX (telecommunications)

Nicholas Donatiello, Jr., 51	2008	President and CEO, Odyssey Ventures, Inc.
		(business strategy and marketing consulting)

Robert A. Fox, 74	1979	Managing General Partner, Fox Investments LP;
		corporate director

Koichi Itoh, 71	1994	Chairman of the Board, Itoh Building Co., Ltd.
Chairman of the Board		(building management)
(Independent and
Non-Executive)

William H. Kling, 69	1987	President Emeritus, American Public Media

John G. McDonald, 74	1978	Stanford Investors Professor, Graduate School of
		Business, Stanford University

William I. Miller, 55	1992	President, The Wallace Foundation; Chairman of the
		Board, Irwin Management Company; former
		Chairman of the Board and CEO, Irwin Financial
		Corporation

Alessandro Ovi, 67	2005	Publisher and Editor, Technology Review; President,
		TechRev.srl; former Special Advisor to the Italian
		Prime Minister; former Special Advisor to the
		President of the European Commission

“Independent” directors1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	director	Other directorships4 held by director

Elisabeth Allison, 65	3	None

Vanessa C.L. Chang, 59	3	Edison International

Jaime Chico Pardo, 61	3	AT&T; Honeywell International; IDEAL

Nicholas Donatiello, Jr., 51	3	Dolby Laboratories, Inc.

Robert A. Fox, 74	9	None

Koichi Itoh, 71	6	None
Chairman of the Board
(Independent and
Non-Executive)

William H. Kling, 69	10	None

John G. McDonald, 74	13	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

William I. Miller, 55	3	Cummins, Inc.

Alessandro Ovi, 67	3	Guala Closures SpA; Landi Renzo SpA; ST
		Microelectronics SNV; Telecom Italia Media SpA

Rozanne L. Ridgway retired from the board in December 2010. The directors thank Ms. Ridgway for her dedication and service to the fund.

“Interested” directors5
	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Gina H. Despres, 70	1991	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President,
		Capital Strategy Research, Inc.6

Robert W. Lovelace,7 49	2001	Executive Vice President and Director, Capital
President		Research and Management Company; Senior Vice
		President — Capital World Investors, Capital
		Research and Management Company

Gregg E. Ireland, 61	1991	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company

“Interested” directors5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	director	Other directorships4 held by director

Gina H. Despres, 70	3	None
Vice Chairman of the Board

Robert W. Lovelace,7 49	2	None
President

Gregg E. Ireland, 61	1	None
Senior Vice President

Chairman emeritus
Walter P. Stern, 83	Vice Chairman of the Board, Capital International, Inc.;6
Senior Partner, Capital Group International, Inc.6

President emeritus
Jon B. Lovelace,7 84	Chairman Emeritus, Capital Research and Management Company

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Michael J. Thawley, 61	2008	Senior Vice President, Capital Research and
Executive Vice President		Management Company; Senior Vice President,
		Capital Strategy Research, Inc.;6 former Australian
		Ambassador to the United States

Joanna F. Jonsson, 48	2008	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research Company;6 Director, Capital
		International Limited6

Brady L. Enright, 44	2008	Senior Vice President — Capital World Investors,
Vice President		Capital Research and Management Company

F. Galen Hoskin, 47	2003	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;6 Director, Capital
		Strategy Research, Inc.6

Jonathan Knowles, Ph.D., 50	1998	Director, Capital Research and Management
Vice President		Company; Senior Vice President — Capital World
		Investors, Capital Research Company6

Vincent P. Corti, 55	1984	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Brian C. Janssen, 39	2010	Senior Manager — Fund Accounting, Capital
Treasurer		Research and Management Company

Tanya Schneider, 39	2007	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Dori Laskin, 60	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Ari M. Vinocor, 36	2011	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Directors and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.
7Robert W. Lovelace is the son of Jon B. Lovelace.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2011, portfolio of New Perspective Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New Perspective Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New Perspective Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 89% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 65% of 10-year periods and 75% of 20-year periods.* Our fund management fees have consistently been among the lowest in the industry.†

*Based on Class A share results for periods through 12/31/10. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
†Based on management fees for the 20-year period ended 12/31/10 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•	Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market fund
American Funds Money Market Fund®

•	American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-907-1111P

Litho in USA DD/Q/8065-S28703

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2010	$92,000
2011	$99,000

b) Audit-Related Fees:
2010	None
2011	None

c) Tax Fees:
2010	$8,000
2011	$9,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2010	None
2011	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2010	None
2011	None

c) Tax Fees:
2010	$23,000
2011	$19,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2010	$2,000
2011	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $33,000 for fiscal year 2010 and $31,000 for fiscal year 2011. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New Perspective Fund®
Investment portfolio

September 30, 2011

Common stocks — 90.83%	Shares	Value (000)

INFORMATION TECHNOLOGY — 14.04%
Apple Inc.1	1,825,000	$695,653
Google Inc., Class A1	1,004,000	516,438
Oracle Corp.	17,586,100	505,425
Texas Instruments Inc.	16,249,062	433,037
ASML Holding NV2	6,049,444	210,207
ASML Holding NV (New York registered)	3,331,000	115,053
Samsung Electronics Co. Ltd.2	462,400	323,917
Taiwan Semiconductor Manufacturing Co. Ltd.2	103,618,994	234,776
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	6,500,000	74,295
EMC Corp.1	12,377,000	259,793
Microsoft Corp.	8,307,900	206,784
Yahoo! Inc.1	13,806,734	181,697
International Business Machines Corp.	1,000,000	175,030
Canon, Inc.2	3,735,900	169,132
Infineon Technologies AG2	21,555,000	158,741
Avago Technologies Ltd.	4,540,000	148,776
Arm Holdings PLC2	16,885,500	144,522
Xilinx, Inc.	5,000,000	137,200
Amphenol Corp.	2,000,000	81,540
Murata Manufacturing Co., Ltd.2	1,300,000	70,140
KLA-Tencor Corp.	1,704,997	65,267
First Solar, Inc.1	924,900	58,463
Juniper Networks, Inc.1	3,250,000	56,095
Nintendo Co., Ltd.2	380,000	55,350
Corning Inc.	4,420,000	54,631
Hon Hai Precision Industry Co., Ltd.2	22,176,000	49,504
TE Connectivity Ltd.	1,153,125	32,449
SAP AG2	599,000	30,534
HTC Corp.2	1,350,037	29,659
TDK Corp.2	808,000	28,118
FLIR Systems, Inc.	900,000	22,545
		5,324,771

CONSUMER DISCRETIONARY — 14.00%
Amazon.com, Inc.1	3,555,000	768,698
Naspers Ltd., Class N2	9,713,100	420,450
Home Depot, Inc.	12,100,000	397,727
Hyundai Mobis Co., Ltd.2	1,050,824	298,437
Burberry Group PLC2	16,035,000	290,257
adidas AG2	4,485,478	270,637
Starbucks Corp.	7,200,000	268,488
priceline.com Inc.1	501,000	225,179
Honda Motor Co., Ltd.2	7,625,000	223,565
Las Vegas Sands Corp.1	5,480,000	210,103
Toyota Motor Corp.2	6,100,000	208,525
H & M Hennes & Mauritz AB, Class B2	6,937,000	207,216
Nikon Corp.2	8,480,000	199,261
Ford Motor Co.1	16,500,000	159,555
Industria de Diseño Textil, SA2	1,785,720	152,925
McDonald’s Corp.	1,550,000	136,121
Swatch Group Ltd, non-registered shares2	365,868	119,901
Swatch Group Ltd2	245,770	14,688
Daimler AG2	2,802,000	124,113
DIRECTV, Class A1	2,775,000	117,244
Time Warner Inc.	3,700,000	110,889
Walt Disney Co.	3,500,000	105,560
Suzuki Motor Corp.2	3,360,000	73,912
LVMH Moët Hennessey-Louis Vuitton SA2	405,000	53,706
International Game Technology	3,440,000	49,983
Harman International Industries, Inc.	1,510,000	43,156
Bayerische Motoren Werke AG2	630,000	41,744
Sony Corp.2	802,800	15,407
		5,307,447

HEALTH CARE — 11.66%
Novo Nordisk A/S, Class B2	14,068,600	1,398,588
Merck & Co., Inc.	10,327,573	337,815
Novartis AG2	5,743,000	320,514
Baxter International Inc.	5,265,000	295,577
Bayer AG2	5,110,860	280,872
Hospira, Inc.1	5,842,000	216,154
Celgene Corp.1	2,960,600	183,320
UCB SA2	4,278,631	182,194
Bristol-Myers Squibb Co.	5,800,000	182,004
Roche Holding AG2	990,000	159,273
Edwards Lifesciences Corp.1	1,811,600	129,131
Sonic Healthcare Ltd.2	11,350,000	124,196
Regeneron Pharmaceuticals, Inc.1	2,106,182	122,580
Pfizer Inc	5,211,800	92,145
AstraZeneca PLC (United Kingdom)2	1,850,000	81,912
Mindray Medical International Ltd., Class A (ADR)	3,415,000	80,628
Allergan, Inc.	800,000	65,904
Smith & Nephew PLC2	6,495,000	58,394
Covance Inc.1	1,150,000	52,268
Intuitive Surgical, Inc.1	105,000	38,249
Gilead Sciences, Inc.1	500,000	19,400
		4,421,118

CONSUMER STAPLES — 11.43%
British American Tobacco PLC2	13,759,500	583,195
Nestlé SA2	7,583,000	416,840
Pernod Ricard SA2	4,929,020	386,476
SABMiller PLC2	10,164,008	330,351
Unilever NV, depository receipts2	10,245,000	324,500
Anheuser-Busch InBev NV2	5,844,050	309,930
Shoprite Holdings Ltd.2	20,014,926	280,238
Philip Morris International Inc.	3,640,000	227,063
Costco Wholesale Corp.	2,500,000	205,300
Coca-Cola Co.	2,900,000	195,924
PepsiCo, Inc.	2,545,000	157,536
Procter & Gamble Co.	1,900,000	120,042
Tesco PLC2	18,989,526	111,078
Coca-Cola Amatil Ltd.2	9,500,875	108,707
Associated British Foods PLC2	5,015,000	86,012
Avon Products, Inc.	4,240,000	83,104
Wal-Mart de México, SAB de CV, Series V	29,667,984	68,370
Danone SA2	1,043,800	64,237
Wesfarmers Ltd.2	2,100,000	63,457
Colgate-Palmolive Co.	715,000	63,406
Wilmar International Ltd.2	13,300,000	52,757
Japan Tobacco Inc.2	8,400	39,190
Coca-Cola Hellenic Bottling Co. SA2	1,800,000	31,841
Olam International Ltd.2	12,231,000	20,853
Olam International Ltd.2,3	2,085,361	3,555
		4,333,962

FINANCIALS — 9.59%
ACE Ltd.	6,354,000	385,052
American Express Co.	7,500,000	336,750
ICICI Bank Ltd.2	17,438,656	306,668
Bank of Nova Scotia	5,320,000	267,650
Citigroup Inc.	9,911,500	253,933
Moody’s Corp.	7,340,100	223,506
Prudential PLC2	25,186,141	215,573
JPMorgan Chase & Co.	6,168,040	185,781
Allianz SE2	1,593,000	149,903
AIA Group Ltd.2	49,537,800	140,211
Goldman Sachs Group, Inc.	1,440,000	136,152
HSBC Holdings PLC (United Kingdom)2	15,569,796	118,663
AXA SA2	8,851,207	114,925
Bank of China Ltd., Class H2	333,909,500	101,885
Morgan Stanley	7,500,000	101,250
Sumitomo Mitsui Financial Group, Inc.2	2,990,000	84,384
Standard Chartered PLC2	3,854,593	76,935
Tokio Marine Holdings, Inc.2	2,900,000	73,511
Bank of America Corp.	11,700,000	71,604
DnB NOR ASA2	6,609,128	65,980
ING Groep NV, depository receipts1,2	8,060,000	56,726
Weyerhaeuser Co.	3,500,000	54,425
United Overseas Bank Ltd.2	2,576,663	33,166
CapitaMalls Asia Ltd.2	35,899,000	32,777
QBE Insurance Group Ltd.2	2,480,000	30,428
BNP Paribas SA2	471,288	18,655
		3,636,493

MATERIALS — 8.89%
Newmont Mining Corp.	10,398,000	654,034
Barrick Gold Corp.	11,500,000	536,475
Linde AG2	2,030,400	270,800
Gold Fields Ltd.2	17,000,000	261,353
Syngenta AG2	704,525	182,514
Potash Corp. of Saskatchewan Inc.	3,970,000	171,583
Holcim Ltd2	3,043,793	160,917
Alcoa Inc.	13,300,000	127,281
Dow Chemical Co.	4,805,000	107,920
First Quantum Minerals Ltd.	7,413,000	98,684
FMC Corp.	1,373,000	94,957
BASF SE2	1,500,000	91,013
Glencore International PLC2	13,505,000	83,586
Ecolab Inc.	1,400,000	68,446
Impala Platinum Holdings Ltd.2	3,320,400	67,306
BHP Billiton Ltd.2	2,000,000	66,450
Praxair, Inc.	650,000	60,762
Monsanto Co.	1,000,000	60,040
Akzo Nobel NV2	1,325,000	58,576
Nitto Denko Corp.2	1,400,000	55,151
Rio Tinto PLC2	1,100,000	48,581
United States Steel Corp.	2,000,000	44,020
		3,370,449

INDUSTRIALS — 8.56%
Schneider Electric SA2	6,626,348	356,753
United Technologies Corp.	3,970,000	279,329
General Electric Co.	14,300,000	217,932
United Continental Holdings, Inc.1	10,885,096	210,953
Delta Air Lines, Inc.1	27,365,115	205,238
Komatsu Ltd.2	7,814,700	168,752
Vestas Wind Systems A/S1,2	9,434,987	152,991
Union Pacific Corp.	1,715,000	140,064
Siemens AG2	1,487,100	134,348
European Aeronautic Defence and Space Co. EADS NV2	4,500,000	126,250
Geberit AG2	673,000	123,721
Intertek Group PLC2	4,259,428	122,124
Ryanair Holdings PLC (ADR)1	4,422,499	113,880
KONE Oyj, Class B2	2,376,500	112,762
Michael Page International PLC2,4	16,800,000	95,569
Marubeni Corp.2	13,999,000	78,285
Precision Castparts Corp.	500,000	77,730
Deere & Co.	1,200,000	77,484
Lockheed Martin Corp.	1,000,000	72,640
Honeywell International Inc.	1,500,000	65,865
Vallourec SA2	1,037,588	59,471
AMR Corp.1,4	20,000,000	59,200
Kubota Corp.2	7,216,000	57,657
FANUC CORP.2	385,200	53,034
Canadian Pacific Railway Ltd.	1,000,000	48,211
Bombardier Inc., Class B	10,301,300	36,078
		3,246,321

ENERGY — 5.55%
Canadian Natural Resources, Ltd.	9,270,000	272,200
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	8,180,000	183,641
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	983,150	20,371
TOTAL SA2	4,510,000	198,849
Royal Dutch Shell PLC, Class A (ADR)	1,850,000	113,812
Royal Dutch Shell PLC, Class B2	2,585,998	80,320
Oil Search Ltd.2	31,865,000	171,969
INPEX CORP.2	26,903	165,787
Cenovus Energy Inc.	4,150,000	127,799
ConocoPhillips	1,800,000	113,976
Occidental Petroleum Corp.	1,500,000	107,250
Tenaris SA (ADR)	3,868,518	98,454
Tenaris SA2	493,000	6,263
FMC Technologies, Inc.1	2,535,000	95,316
Technip SA2	950,000	76,026
Schlumberger Ltd.	1,219,000	72,811
Baker Hughes Inc.	1,400,000	64,624
Imperial Oil Ltd.	1,700,000	61,063
Noble Energy, Inc.	700,000	49,560
Chevron Corp.	250,000	23,130
		2,103,221

TELECOMMUNICATION SERVICES — 2.46%
América Móvil, SAB de CV, Series L (ADR)	20,033,896	442,348
América Móvil, SAB de CV, Series L	71,820,000	79,285
SOFTBANK CORP.2	6,707,500	196,348
Koninklijke KPN NV2	11,839,350	155,860
Telefónica, SA2	3,000,000	57,514
		931,355

UTILITIES — 1.16%
GDF SUEZ2	7,613,289	227,434
CLP Holdings Ltd.2	11,260,000	101,005
National Grid PLC2	9,790,000	97,069
SUEZ Environnement Co.2	1,154,268	16,088
		441,596

MISCELLANEOUS — 3.49%
Other common stocks in initial period of acquisition		1,321,988

Total common stocks (cost: $28,731,387,000)		34,438,721

Preferred stocks — 0.07%

INFORMATION TECHNOLOGY — 0.07%
Zynga Inc., Class C1,2,5	1,782,010	25,000

Total preferred stocks (cost: $25,000,000)		25,000

	Principal amount
Bonds & notes — 0.13%	(000)

BONDS & NOTES OF U.S. GOVERNMENT AGENCIES — 0.13%
Freddie Mac 1.25% 2012	$50,000	50,317

Total bonds & notes (cost: $50,300,000)		50,317

Short-term securities — 8.84%

Freddie Mac 0.10%–0.21% due 11/1/2011–6/1/2012	669,700	669,597
Fannie Mae 0.09%–0.227% due 10/26/2011–8/2/2012	598,025	597,844
Federal Home Loan Bank 0.104%–0.32% due 10/26/2011–7/11/2012	494,200	494,069
U.S. Treasury Bills 0.185%–0.29% due 11/17/2011–6/28/2012	325,600	325,560
Nordea North America, Inc. 0.175%–0.23% due 10/18–11/18/2011	212,200	212,156
Credit Suisse New York Branch 0.18%–0.26% due 10/17–11/7/2011	203,800	203,774
Deutsche Bank Financial LLC 0.20%–0.28% due 10/3–10/24/2011	195,400	195,386
Barclays U.S. Funding Corp. 0.08%–0.28% due 10/3–11/28/2011	84,700	84,683
Westpac Banking Corp. 0.28% due 11/7/20113	64,000	63,992
Novartis Securities Investment Ltd. 0.16%–0.18% due 10/11–11/14/20113	55,825	55,815
Old Line Funding, LLC 0.20% due 11/10/20113	29,000	28,996
Thunder Bay Funding, LLC 0.17% due 10/11/20113	26,800	26,798
Bank of Nova Scotia 0.17% due 10/3/2011	52,000	52,000
Toyota Motor Credit Corp. 0.17% due 12/1/2011	46,100	46,088
Straight-A Funding LLC 0.16% due 10/7/20113	37,500	37,497
Denmark (Kingdom of) 0.05% due 11/8/2011	35,800	35,798
International Bank for Reconstruction and Development 0.09% due 11/8/2011	31,400	31,399
Nestlé Capital Corp. 0.17% due 12/1/20113	31,345	31,341
BNZ International Funding Ltd. 0.32% due 12/7/20113	30,000	29,985
Svenska Handelsbanken Inc. 0.28% due 11/9/20113	29,450	29,442
Caisse d’Amortissement de la Dette Sociale 0.25% due 10/12/20113	27,500	27,499
Rabobank USA Financial Corp. 0.31% due 10/6/2011	25,000	25,000
Kells Funding, LLC 0.31% due 11/16/20113	25,000	24,992
Variable Funding Capital Company LLC 0.17% due 10/25/20113	14,000	13,998
Toronto-Dominion Holdings USA Inc. 0.16% due 11/28/20113	8,300	8,298
Federal Farm Credit Banks 0.14% due 5/15/2012	1,100	1,099

Total short-term securities (cost: $3,352,150,000)		3,353,106

Total investment securities (cost: $32,158,837,000)		37,867,144
Other assets less liabilities		49,979

Net assets		$37,917,123

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $16,803,104,000, which represented 44.32% of the net assets of the fund. This amount includes $16,778,104,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $382,208,000, which represented 1.01% of the net assets of the fund.
4Represents an affiliated company as defined under the Investment Company Act of 1940.
5Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired on 2/18/2011 at a cost of $25,000,000) may be subject to legal or contractual restrictions on resale.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-907-1111O-S29412

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of New Perspective Fund, Inc.

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of New Perspective Fund, Inc. (the “Fund”) as of September 30, 2011, and for the year then ended and have issued our unqualified report thereon dated November 4, 2011 (which report and financial statements are included in item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of September 30, 2011 appearing in item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
November 4, 2011

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW PERSPECTIVE FUND, INC.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: November 30, 2011

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 30, 2011